LOAN AND SECURITY AGREEMENT

                                 by and between

                    CONGRESS FINANCIAL CORPORATION (SOUTHERN)
                                    as Lender

                                       and

                            DH APPAREL COMPANY, INC.
                            DELTA MERCHANDISING, INC.
                                  as Borrowers








                               Dated: May 16, 2000

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                                                 TABLE OF CONTENTS
                                                 -----------------

                                                                                                               Page

SECTION 1.        DEFINITIONS.....................................................................................1

SECTION 2.        CREDIT FACILITIES..............................................................................20
         2.1      Revolving Loans................................................................................20
         2.2      Letter of Credit Accommodations................................................................21
         2.3      Term Loan......................................................................................24
         2.4      Joint and Several Liability....................................................................25

SECTION 3.        INTEREST AND FEES..............................................................................26
         3.1      Interest.......................................................................................26
         3.2      Closing Fee....................................................................................28
         3.3      Servicing Fee..................................................................................28
         3.4      Unused Line Fee................................................................................28
         3.5      Changes in Laws and Increased Costs of Loans...................................................28

SECTION 4.        CONDITIONS PRECEDENT...........................................................................30
         4.1      Conditions Precedent to Initial Loans and Letter of Credit Accommodations......................30
         4.2      Conditions Precedent to All Loans and Letter of Credit Accommodations..........................33

SECTION 5.        GRANT OF SECURITY INTEREST.....................................................................34

SECTION 6.        COLLECTION AND ADMINISTRATION..................................................................35
         6.1      Borrowers' Loan Account........................................................................35
         6.2      Statements.....................................................................................35
         6.3      Collection of Accounts.........................................................................36
         6.4      Payments.......................................................................................38
         6.5      Authorization to Make Loans....................................................................38
         6.6      Use of Proceeds................................................................................39
         6.7      Appointment of Agent for Requesting Loans and Receipts of Loans and
                  Statements.....................................................................................39

SECTION 7.        COLLATERAL REPORTING AND COVENANTS.............................................................40
         7.1      Collateral Reporting...........................................................................40
         7.2      Accounts Covenants.............................................................................41
         7.3      Inventory Covenants............................................................................42
         7.4      Equipment and Real Property Covenants..........................................................43
         7.5      Power of Attorney..............................................................................44
         7.6      Right to Cure..................................................................................45
         7.7      Access to Premises.............................................................................45


                                       (i)


         7.8       Bills of Lading and Other Documents of Title..................................................45

SECTION 8.        REPRESENTATIONS AND WARRANTIES.................................................................46
         8.1      Corporate Existence, Power and Authority; Subsidiaries.........................................46
         8.2      Financial Statements; No Material Adverse Change...............................................46
         8.3      Chief Executive Office; Collateral Locations...................................................47
         8.4      Priority of Liens; Title to Properties.........................................................47
         8.5      Tax Returns....................................................................................47
         8.6      Litigation.....................................................................................48
         8.7      Compliance with Other Agreements and Applicable Laws...........................................48
         8.8      Environmental Compliance.......................................................................49
         8.9      Employee Benefits..............................................................................49
         8.10     Bank Accounts..................................................................................50
         8.11     Intellectual Property..........................................................................50
         8.12     Acquisition of Assets..........................................................................51
         8.13     Capitalization.................................................................................51
         8.14     Labor Disputes.................................................................................52
         8.15     Corporate Name; Prior Transactions.............................................................52
         8.16     Restrictions on Subsidiaries...................................................................52
         8.17     Material Contracts.............................................................................52
         8.18     Accuracy and Completeness of Information.......................................................53
         8.19     Survival of Warranties; Cumulative.............................................................53
         8.20     Credit Card Agreements.........................................................................53

SECTION 9.        AFFIRMATIVE AND NEGATIVE COVENANTS.............................................................54
         9.1      Maintenance of Existence.......................................................................54
         9.2      New Collateral Locations.......................................................................54
         9.3      Compliance with Laws, Regulations, Etc.........................................................54
         9.4      Payment of Taxes and Claims....................................................................55
         9.5      Insurance......................................................................................56
         9.6      Financial Statements and Other Information.....................................................56
         9.7      Sale of Assets, Consolidation, Merger, Dissolution, Etc........................................58
         9.8      Encumbrances...................................................................................59
         9.9      Indebtedness...................................................................................61
         9.10     Loans, Investments, Guarantees, Etc............................................................62
         9.11     Dividends and Redemptions......................................................................64
         9.12     Transactions with Affiliates...................................................................64
         9.13     Additional Bank Accounts.......................................................................65
         9.14     Compliance with ERISA.  .......................................................................65
         9.15     End of Fiscal Years: Fiscal Quarters...........................................................66
         9.16     Change in Business.............................................................................66
         9.17     Limitation of Restrictions Affecting Subsidiaries..............................................66


                                      (ii)

         9.18     After Acquired Real Property...................................................................66
         9.19     Costs and Expenses.............................................................................67
         9.20     Further Assurances.............................................................................67
         9.21     Credit Card Agreements.........................................................................68
         9.22     Year 2000 Compliance...........................................................................68

SECTION 10.       EVENTS OF DEFAULT AND REMEDIES.................................................................69
         10.1     Events of Default..............................................................................69
         10.2     Remedies.......................................................................................71

SECTION 11.       JURY TRIAL WAIVER; OTHER WAIVERS
                  AND CONSENTS; GOVERNING LAW       ........................................... .................73
         11.1     Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver..........................73
         11.2     Waiver of Notices..............................................................................74
         11.3     Amendments and Waivers.........................................................................74
         11.4     Waiver of Counterclaims........................................................................74
         11.5     Indemnification................................................................................74

SECTION 12.       TERM OF AGREEMENT; MISCELLANEOUS...............................................................75
         12.1     Term...........................................................................................75
         12.2     Interpretative Provisions......................................................................76
         12.3     Notices........................................................................................78
         12.4     Partial Invalidity.............................................................................78
         12.5     Successors.....................................................................................78
         12.6     Entire Agreement...............................................................................78



                                      (iii)

                                    INDEX TO
                             EXHIBITS AND SCHEDULES
                             ----------------------


 Exhibit A                 Information Certificate

 Schedule 1.20             Customs Brokers

 Schedule 1.36             Excluded Property

 Schedule 1.37             Existing Letters of Credit

 Schedule 1.65             Permitted Holders

 Schedule 1.83             Warehouse Equipment

 Schedule 8.2              Pro Forma Balance Sheet and Cash Flow Projections

 Schedule 8.4              Existing Liens

 Schedule 8.7              Permits

 Schedule 8.8              Environmental Matters

 Schedule 8.10             Bank Accounts

 Schedule 8.11             Licensed Intellectual Property

 Schedule 8.14             Labor Matters

 Schedule 8.17             Material Contracts

 Schedule 8.20             Credit Card Agreements

 Schedule 9.9              Existing Indebtedness

 Schedule 9.10             Existing Loans, Advances and Guarantees



                                       (i)

                           LOAN AND SECURITY AGREEMENT
                           ---------------------------


     This Loan and Security Agreement dated May 16, 2000 is entered into by and between Congress Financial Corporation (Southern), a Georgia corporation ("Lender") and DH Apparel Company, Inc., a Georgia corporation ("Duck Head") and Delta Merchandising, Inc., a South Carolina corporation ("Merchandising" and together with Duck Head, each individually, a "Borrower" and collectively, "Borrowers").


                              W I T N E S S E T H:
                              --------------------


     WHEREAS, Borrowers have requested that Lender enter into certain financing arrangements with Borrowers pursuant to which Lender may make loans and provide other financial accommodations to Borrowers; and

     WHEREAS, Lender is willing to make such loans and provide such financial accommodations on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


SECTION 1. DEFINITIONS
           -----------

     For purposes of this Agreement, the following terms shall have the respective meanings given to them below:

     1.1 "Accounts" shall mean all present and future rights of Borrowers to payment for goods sold or leased or for services rendered, which are not evidenced by instruments or chattel paper, and whether or not earned by performance, and including, without limitation, Credit Card Receivables.

     1.2 "Adjusted Eurodollar Rate" shall mean, with respect to each Interest Period for any Eurodollar Rate Loan, the rate per annum (rounded upwards, if necessary, to the next one- sixteenth (1/16) of one (1%) percent) determined by dividing (a) the Eurodollar Rate for such Interest Period by (b) a percentage equal to: (i) one (1) minus (ii) the Reserve Percentage. For purposes hereof, "Reserve Percentage" shall mean the reserve percentage, expressed as a decimal, prescribed by any United States or foreign banking authority for determining the reserve requirement which is or would be applicable to deposits of United States dollars in a non-United States or an international banking office of Reference Bank used to fund a Eurodollar Rate Loan or any Eurodollar Rate Loan made with the proceeds of such deposit, whether or not the

Reference Bank actually holds or has made any such deposits or loans. The Adjusted Eurodollar Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.

     1.3 "Affiliate" shall mean, with respect to a specified Person, any other Person (a) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified person; (b) which beneficially owns or holds five (5%) percent or more of any class of the Voting Stock or other equity interest of such specified person; or
(c) of which five (5%) percent or more of the Voting Stock or other equity interest is beneficially owned or held by such specified person or a Subsidiary of such specified person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with") when used with respect to any specified person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of Voting Stock, by agreement or otherwise.

     1.4 "Blocked Accounts" shall have the meaning set forth in Section 6.3 hereof.

     1.5 "Borrowing Base" shall mean, at any time, as to Borrowers, the amount equal to: (a) eighty-five (85%) percent of the Net Amount of Eligible Accounts of Borrowers, plus (b) the lesser of: (i) sixty (60%) percent of the Value of Eligible Inventory of Borrowers consisting of finished goods and raw materials consisting of uncut finished fabric, or (ii) $12,000,000, less (c) any Reserves. For purposes only of applying the sublimit on Revolving Loans based on Eligible Inventory set forth in clause (b)(ii) above, Lender may treat the then undrawn amounts of outstanding Letter of Credit Accommodations for the purpose of purchasing Eligible Inventory as Revolving Loans to the extent Lender is in effect basing the issuance of the Letter of Credit Accommodations on the Value of the Eligible Inventory being purchased with such Letter of Credit Accommodations. In determining the actual amounts of such Letter of Credit Accommodations to be so treated for purposes of the sublimit, the outstanding Revolving Loans and Reserves shall be attributed first to any components of the lending formulas set forth above that are not subject to such sublimit, before being attributed to the components of the lending formulas subject to such sublimit.

     1.6 "Business Day" shall mean any day other than a Saturday, Sunday, or other day on which commercial banks are authorized or required to close under the laws of the State of New York, State of Georgia or the State of North Carolina, and a day on which the Reference Bank and Lender are open for the transaction of business, except that if a determination of a Business Day shall relate to any Eurodollar Rate Loans, the term Business Day shall also exclude any day on which banks are closed for dealings in dollar deposits in the London interbank market or other applicable Eurodollar Rate market.

     1.7 "Capital Leases" shall mean, as applied to any Person, any lease of (or any agreement conveying the right to use) any property (whether real, personal or mixed) by such Person as lessee which in accordance with GAAP, is required to be reflected as a liability on the balance sheet of such Person.

     1.8 "Capital Stock" shall mean, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock, partnership interests or limited liability company interests at any time outstanding, and any and all rights, warrants or options exchangeable for or convertible into such capital stock or other interests (but excluding any debt security that is exchangeable for or convertible into such capital stock).

     1.9 "Cash Equivalents" shall mean, at any time, (a) any evidence of Indebtedness with a maturity date of one hundred eighty (180) days or less issued or directly and fully guaranteed or insured by the United States of America of any agency or instrumentality thereof; provided, that, the full faith and credit of the United States of America is pledged in support thereof; (b) certificates of deposit or bankers' acceptances with a maturity of one hundred eighty (180) days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $250,000,000; (c) commercial paper (including variable rate demand notes) with a maturity of one hundred eighty (180) days or less issued by a corporation (except an Affiliate of any Borrower) organized under the laws of any State of the United States of America or the District of Columbia and rated at least A-1 by Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. or at least P-1 by Moody's Investors Service, Inc.; (d) repurchase obligations with a term of not more than thirty (30) days for underlying securities of the types described in clause (a) above entered into with any financial institution having combined capital and surplus and undivided profits of not less than $250,000,000; (e) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States of America or issued by any governmental agency thereof and backed by the full faith and credit to the United States of America, in each case maturing within one hundred eighty (180) days or less from the date of acquisition; provided, that, the terms of such agreements comply with the guidelines set forth in the Federal Financial Agreements of Depository Institutions with Securities Dealers and Others, as adopted by the Comptroller of the Currency on October 31, 1985; and (f) investments in money market funds and mutual funds which invest substantially all of their assets in securities of the types described in clauses (a) through
(e) above.

     1.10 "Change of Control" shall mean (a) the transfer (in one transaction or a series of transactions) of all or substantially all of the assets of any Borrower to any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act); (b) the liquidation or dissolution of any Borrower or the adoption of a plan by the stockholders of any Borrower relating to the dissolution or liquidation of Borrower; (c) the acquisition by any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act), except for one or more Permitted Holders, of beneficial ownership, directly or indirectly, of fifty (50%) percent or more of the voting power of the total outstanding Voting Stock of Borrower or the Board of Directors of Borrower; (d) during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board of Directors of Borrower (together with any new directors who have been appointed by any Permitted Holder, or whose nomination for election by the stockholders of Borrower, as the case may be, was approved by a vote of at least sixty-six and two-thirds (66 2/3%) percent of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of Borrower then still in office; or (e) the failure of Duck Head to own one hundred (100%) percent of the voting power of the total outstanding Voting Stock of Merchandising.

     1.11 "Code" shall mean the Internal Revenue Code of 1986, together with all rules, regulations and interpretations thereunder or related thereto.

     1.12 "Collateral" shall have the meaning set forth in Section 5 hereof.

     1.13 "Collateral Access Agreement" shall mean an agreement in writing, in form and substance satisfactory to Lender, from any lessor of premises to any Borrower, or any other person to whom any Collateral (including Inventory, Equipment, bills of lading or other documents of title) is consigned or who has custody, control or possession of any such Collateral or is otherwise the owner or operator of any premises on which any of such Collateral is located, pursuant to which such lessor, consignee or other person, inter alia, acknowledges the first priority security interest of Lender in such Collateral, agrees to waive any and all claims such lessor, consignee or other person may, at any time, have against such Collateral, whether for processing, storage or otherwise, and agrees to permit Lender access to, and the right to remain on, the premises of such lessor, consignee or other person so as to exercise Lender's rights and remedies and otherwise deal with such Collateral and in the case of any person who at any time has custody, control or possession of any bills of lading or other documents of title, agrees to hold such bills of lading or other documents as bailee for Lender and to follow all instructions of Lender with respect thereto.

     1.14 "Cost" shall mean, as to Inventory as of any date, the cost of such Inventory on such date, determined on a first-in-first-out basis principally on the weighted average cost basis in accordance with GAAP.

     1.15 "Credit Card Acknowledgments" shall mean, individually and collectively, the agreements by Credit Card Issuers or Credit Card Processors who are parties to Credit Card Agreements in favor of Lender acknowledging Lender's first priority security interest in the monies due and to become due to any Borrower (including, without limitation, credits and reserves) under the Credit Card Agreements, and agreeing to transfer all such amounts to the Blocked Accounts, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

     1.16 "Credit Card Agreements" shall mean all agreements now or hereafter entered into by any Borrower with any Credit Card Issuer or any Credit Card Processor, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, including, but not limited to, the agreements set forth on Schedule 8.20 hereto.

     1.17 "Credit Card Issuer" shall mean any person (other than any Borrower) who issues or whose members issue credit cards, including, without limitation, MasterCard or VISA bank credit or debit cards or other bank credit or debit cards issued through MasterCard International,

Inc., Visa, U.S.A., Inc. or Visa International and American Express, Discover, Diners Club, Carte Blanche and other non-bank credit or debit cards, including, without limitation, credit or debit cards issued by or through American Express Travel Related Services Company, Inc. and Novus Services, Inc.

     1.18 "Credit Card Processor" shall mean any servicing or processing agent or any factor or financial intermediary who facilitates, services, processes or manages the credit authorization, billing transfer and/or payment procedures with respect to any of any Borrower's sales transactions involving credit card or debit card purchases by customers using credit cards or debit cards issued by any Credit Card Issuer.

     1.19 "Credit Card Receivables" shall mean collectively, (a) all present and future rights of any Borrower to payment from any Credit Card Issuer, Credit Card Processor or other third party arising from sales of goods or rendition of services to customers who have purchased such goods or services using a credit or debit card and (b) all present and future rights of any Borrower to payment from any Credit Card Issuer, Credit Card Processor or other third party in connection with the sale or transfer of Accounts arising pursuant to the sale of goods or rendition of services to customers who have purchased such goods or services using a credit card or a debit card, including, but not limited to, all amounts at any time due or to become due from any Credit Card Issuer or Credit Card Processor under the Credit Card Agreements or otherwise.

     1.20  "Customs  Brokers"  shall mean the persons  listed on  Schedule  1.20 hereto or such other person as may be selected by Borrowers after the date hereof and after written notice by Borrower to Lender who is reasonably acceptable to Lender, provided, that, as to each such person (including those listed on such Schedule), Borrowers have used their reasonable efforts to obtain a Collateral Access Agreement duly authorized, executed and delivered by such person, such agreement is in full force and effect and such person has complied with the terms thereof.

     1.21 "Distribution Agreements" shall mean, individually and collectively, the Distribution Agreement, dated as of March 15, 2000 by and among Woodside, DH Apparel Company, Inc. and Delta Apparel, Inc. (the "DWI Distribution Agreement"), bills of sale, quitclaim deeds, assignment and assumption agreements and such other instruments of transfer as are referred to therein and all side letters with respect thereto, and all agreements, documents and instruments executed and/or delivered in connection therewith, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced; provided, that, the term "Distribution Agreements" as used herein shall not include any of the "Financing Agreements" as such term is defined herein.

     1.22 "Distribution and Office Facility" shall mean the Real Property and related assets of Duck Head located in Winder, Georgia, as more particularly described in the Mortgage covering such Real Property and related assets.

     1.23 "EBITDA" shall mean, as to any Person, with respect to any period, an amount equal to: (a) the Net Income of such Person and its Subsidiaries for such period on a consolidated basis determined in accordance with GAAP, plus depreciation, amortization and other non-cash charges (including, but not limited to, imputed interest and deferred compensation) for such period (to the extent deducted in the computation of Net Income), all in accordance with GAAP, plus the Interest Expense for such period (to the extent deducted in the computation of Net Income), plus charges for Federal, Provincial, State, district, municipal, local and foreign income taxes.

     1.24 "Eligible Accounts" shall mean Accounts created by Borrowers which are and continue to be acceptable to Lender based on the criteria set forth below. In general, Accounts shall be Eligible Accounts if:

     (a) such Accounts arise from the actual and bona fide sale and delivery of goods by any Borrower or rendition of services by any Borrower in the ordinary course of its business which transactions are completed in accordance with the terms and provisions contained in any documents related thereto;

     (b) such Accounts are not unpaid more than ninety (90) days after the date of the original invoice for them;

     (c) such Accounts comply with the terms and conditions contained in Section 7.2(c) of this Agreement;

     (d) such Accounts do not arise from sales on consignment, guaranteed sale, sale and return, sale on approval, or other terms under which payment by the account debtor may be conditional or contingent;

     (e) the chief executive office of the account debtor with respect to such Accounts is located in the United States of America or Canada (provided, that, at any time promptly upon Lender's request, Borrowers shall execute and deliver, or cause to be executed and delivered, such other agreements, documents and instruments as may be required by Lender to perfect the security interests of Lender in those Accounts of an account debtor with its chief executive office or principal place of business in Canada in accordance with the applicable laws of the Province of Canada in which such chief executive office or principal place of business is located and take or cause to be taken such other and further actions as Lender may request to enable Lender as secured party with respect thereto to collect such Accounts under the applicable Federal or Provincial laws of Canada) or, at Lender's option, if the chief executive office and principal place of business of the account debtor with respect to such Accounts is located other than in the United States of America or Canada, then if either: (i) the account debtor has delivered to the applicable Borrower an irrevocable letter of credit issued or confirmed by a bank satisfactory to Lender and payable only in the United States of America and in U.S. dollars, sufficient to cover such Account, in form and substance satisfactory to Lender and if required by Lender, the original of such letter of credit has been delivered to Lender or Lender's agent and the issuer thereof notified of the assignment of the proceeds of such letter of credit to Lender, or (ii) such Account is subject to credit insurance payable to Lender issued by an insurer and on terms and in an amount acceptable to Lender, or (iii) such Account is otherwise acceptable in all respects to Lender (subject to such lending formula with respect thereto as Lender may determine);

     (f) such Accounts do not consist of progress billings (such that the obligation of the account debtors with respect to such Accounts is conditioned upon any Borrower's satisfactory completion of any further performance under the agreement giving rise thereto), bill and hold invoices or retainage invoices, except as to bill and hold invoices, if Lender shall have received an agreement in writing from the account debtor, in form and substance satisfactory to Lender, confirming the unconditional obligation of the account debtor to take the goods related thereto and pay such invoice;

     (g) the account debtor with respect to such Accounts has not asserted a counterclaim, defense or dispute and does not have, and does not engage in transactions which may give rise to any right of setoff or recoupment against such Accounts (but the portion of the Accounts of such account debtor in excess of the amount at any time and from time to time owed by any Borrower to such account debtor or claimed owed by such account debtor may be deemed Eligible Accounts);

     (h) there are no facts, events or occurrences which would impair the validity, enforceability or collectability of such Accounts or reduce the amount payable or delay payment thereunder;

     (i) such Accounts are subject to the first priority, valid and perfected security interest of Lender and any goods giving rise thereto are not, and were not at the time of the sale thereof, subject to any liens except those permitted in this Agreement;

     (j) neither the account debtor nor any officer or employee of the account debtor with respect to such Accounts is an officer, employee, agent or other Affiliate of any Borrower;

     (k) the account debtors with respect to such Accounts are not any foreign government, the United States of America, any State, political subdivision, department, agency or instrumentality thereof, unless, if the account debtor is the United States of America, any State, political subdivision, department, agency or instrumentality thereof, upon Lender's request, the Federal Assignment of Claims Act of 1940, as amended or any similar State or local law, if applicable, has been complied with in a manner satisfactory to Lender;

     (l) there are no proceedings or actions which are threatened or pending against the account debtors with respect to such Accounts which might result in any material adverse change in any such account debtor's financial condition;

     (m) such Accounts of a single account debtor or its affiliates do not constitute more than fifteen (15%) percent (the "Percentage Limitation") of all otherwise Eligible Accounts (but the portion of the Accounts not in excess of such Percentage Limitation may be deemed Eligible Accounts), provided, that, the Percentage Limitation in respect of (i) J.C. Penny, Inc. shall be fifty (50%) percent, (ii) Saks, Inc., shall be twenty (20%) percent and (iii) Goodys, Inc. shall be twenty (20%) percent subject to increase or decrease as Lender may determine from time to time in its sole discretion;

     (n) such Accounts are not owed by an account debtor who has Accounts unpaid more ninety (90) days after the original invoice date for them which constitute more than fifty (50%) percent of the total Accounts of such account debtor;

     (o) the account debtor is not located in a state requiring the filing of a Notice of Business Activities Report or similar report in order to permit any Borrower to seek judicial enforcement in such State of payment of such Account, unless such Borrower has qualified to do business in such state or has filed a Notice of Business Activities Report or equivalent report for the then current year or such failure to file and inability to seek judicial enforcement is capable of being remedied without any material delay or material cost;

     (p) such Accounts do not constitute Credit Card Receivables;

     (q) such Accounts are owed by account debtors whose total indebtedness to such Borrower does not exceed the credit limit with respect to such account debtors as determined by Borrowers substantially consistent with its current practices as of the date hereof by more than twenty (20%) percent and as is reasonably acceptable to Lender (but the portion of the Accounts not in excess of such credit limit may be deemed Eligible Accounts); and

     (r) such Accounts are owed by account debtors deemed creditworthy at all times by Borrowers consistent with its current practice and who are reasonably acceptable to Lender.

General criteria for Eligible Accounts may be established and revised from time to time by Lender in good faith based on an event, condition or other circumstance arising after the date hereof, or existing on the date hereof to the extent Lender has no written notice thereof from Borrowers, which adversely affects or could reasonably be expected to adversely affect the Accounts in the good faith determination of Lender. Any Accounts which are not Eligible Accounts shall nevertheless be part of the Collateral.

     1.25 "Eligible Inventory" shall mean Inventory consisting of finished goods held for resale in the ordinary course of the business of Borrowers and raw materials of Duck Head consisting of uncut finished fabric, which are acceptable to Lender based on the criteria set forth below. In general, Eligible Inventory shall not include (a) work-in-process; (b) raw materials other than raw materials consisting of uncut finished fabric; (c) spare parts for equipment;
(d) packaging and shipping materials; (e) supplies used or consumed in each Borrower's business; (f) Inventory at premises other than those owned and controlled by a Borrower, except any Inventory which would otherwise be deemed Eligible Inventory at locations in the United States of America which are not owned and operated by a Borrower may nevertheless be considered Eligible
Inventory: (i) as to locations which are leased by Borrower if Lender shall have received a Collateral Access Agreement from the owner and lessor of such location, duly authorized, executed and delivered by such owner and lessor, except that notwithstanding that Lender shall not have received such an agreement for a particular leased location, Lender may consider Inventory at such leased location which would otherwise be Eligible Inventory to be Eligible Inventory and in such event, Lender may at any time establish such Reserves as Lender may determine in respect of amounts at any time payable by Borrower to the owner or lessor of such location, without limiting any other rights and remedies of Lender under this Agreement or under the other Financing Agreements with respect to the establishment of Reserves or otherwise and (ii) as to premises of third parties (including consignees and processors), Lender shall have received a Collateral Access Agreement duly authorized, executed and delivered by the owner and operator of such premises (except that notwithstanding that Lender shall not have received such an agreement as to a particular third party location, Lender may consider Inventory at such location which would otherwise be Eligible Inventory to be Eligible Inventory and in such event, Lender may at any time establish such Reserves as Lender may determine in respect of amounts at any time payable by Borrower to such third party, without limiting any other rights or remedies of Lender under this Agreement or under the other Financing Agreements with respect to the establishment of Reserves or otherwise), and in addition, if required by Lender, as to premises of third parties where assets of Borrower are located: (A) the owner and operator executes appropriate UCC-1 financing statements in favor of Borrower, which are duly assigned to Lender and
(B) any secured lender to the owner and operator is properly notified of the first priority lien on such Inventory of Lender; (g) Inventory located outside the United States of America shall only be Eligible Inventory if (i) it is in transit to either the premises of a Customs Broker in the United States or premises of Borrower in the United States and as to premises of a Customs Broker or premises which are not owned and controlled by Borrower only if Lender has received a Collateral Access Agreement duly authorized, executed and delivered by such Customs Broker or the owner, lessor and operator of such other premises, as the case may be, (ii) Lender has a first priority perfected security interest in and control and possession of all originals of documents of title with respect to such Inventory, (iii) Lender has received a Collateral Access Agreement from the Customs Broker dealing with such Inventory, duly authorized, executed and delivered by such person, and such agreement is in full force and effect, binding upon such person and such person has complied with the terms thereof, (iv) Lender has received (A) a copy of the certificate of marine cargo insurance in connection therewith in which it has been named as an additional insured and loss payee in a manner acceptable to Lender and (B) a copy of the invoice and manifest with respect thereto, and (v) such Inventory is not subject to any Letter of Credit Accommodation; (h) Inventory subject to a security interest or lien in favor of any person other than Lender except those permitted in this Agreement; (i) bill and hold goods; (j) Inventory which is not subject to the first priority, valid and perfected security interest of Lender; (k) damaged and/or defective Inventory which is unsaleable or which any Borrower has not marked down to its realizable value; (l) samples; (m) Inventory to be returned to vendors; and (n) Inventory purchased or sold on consignment. General criteria for Eligible Inventory may be established and revised from time to time by Lender in good faith based on an event, condition or other circumstance arising after the date hereof, or existing on the date hereof to the extent Lender has no written notice thereof from Borrowers, which adversely affects or could reasonably be expected to adversely affect the Inventory in the good faith determination of Lender. Any Inventory which is not Eligible Inventory shall nevertheless be part of the Collateral.

     1.26 "Environmental Laws" shall mean all foreign, Federal, State and local laws (including common law), legislation, rules, codes, licenses, permits (including any conditions imposed therein), authorizations, judicial or administrative decisions, injunctions or agreements between any Borrower and any Governmental Authority, (a) relating to pollution and the protection, preservation or restoration of the environment (including air, water vapor, surface water, ground water, drinking water, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), or to human health or safety, (b) relating to the exposure to, or the use, storage, recycling, treatment, generation, manufacture, processing, distribution, transportation, handling, labeling, production, release or disposal, or threatened release, of Hazardous Materials, or (c) relating to all laws with regard to recordkeeping, notification, disclosure and reporting requirements respecting Hazardous Materials. The term "Environmental Laws" includes (i) the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Federal Superfund Amendments and Reauthorization Act, the Federal Water Pollution Control Act of 1972, the Federal Clean Water Act, the Federal Clean Air Act, the Federal Resource Conservation and Recovery Act of 1976 (including the Hazardous and Solid Waste Amendments thereto), the Federal Solid Waste Disposal and the Federal Toxic Substances Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, and the Federal Safe Drinking Water Act of 1974, (ii) applicable state counterparts to such laws, and (iii) any common law or equitable doctrine that may impose liability or obligations for injuries or damages due to, or threatened as a result of, the presence of or exposure to any Hazardous Materials.

     1.27 "Equipment" shall mean all of each Borrower's now owned and hereafter acquired equipment, machinery, computers and computer hardware and software
(whether owned or licensed), vehicles, tools, furniture, fixtures, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and substitutions and replacements thereof, wherever located.

     1.28 "ERISA" shall mean the United States Employee Retirement Income Security Act of 1974, together with all rules, regulations and interpretations thereunder or related thereto.

     1.29 "ERISA Affiliate" shall mean any person required to be aggregated with Borrowers or any of their respective Subsidiaries under Sections 414(b), 414(c), 414(m) or 414(o) of the Code.

     1.30 "ERISA  Event" shall mean (a) any  "reportable  event",  as defined in
Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan; (b) the adoption of any amendment to a Plan that would require the provision of security pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA; (c) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (d) the filing pursuant to Section 412 of the Code or
Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (e) the occurrence of a "prohibited transaction" with respect to which any Borrower or any of its Subsidiaries is a "disqualified person" (within the meaning of Section 4975 of the Code) or with respect to which any Borrower or any of its Subsidiaries could otherwise be liable; (f) a complete or partial withdrawal by any Borrower or any ERISA Affiliate from a Multiemployer Plan or a cessation of operations which is treated as such a withdrawal or notification that a Multiemployer Plan is in reorganization; (g) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of

ERISA, or the commencement of proceedings by the Pension Benefit Guaranty Corporation to terminate a Plan or Multiemployer Plan; (h) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan; (i) the imposition of any liability under Title IV of ERISA, other than the Pension Benefit Guaranty Corporation premiums due but not delinquent under Section 4007 of ERISA, upon Borrower or any ERISA
Affiliate; and (j) any other event or condition with respect to a Plan or Multiemployer Plan or any Plan subject to Title IV of ERISA maintained, or contributed to, by any ERISA Affiliate that could reasonably be expected to result in liability of any Borrower.

     1.31 "Eurodollar Rate" shall mean with respect to the Interest Period for a Eurodollar Rate Loan, the interest rate per annum equal to the arithmetic average of the rates of interest per annum (rounded upwards, if necessary, to the next one-sixteenth (1/16) of one (1%) percent) at which Reference Bank is offered deposits of United States dollars in the London interbank market (or other Eurodollar Rate market selected by Borrower and approved by Lender) on or about 9:00 a.m. (New York time) two (2) Business Days prior to the commencement of such Interest Period in amounts substantially equal to the principal amount of the Eurodollar Rate Loans requested by and available to Borrower in accordance with this Agreement, with a maturity of comparable duration to the Interest Period selected by Borrower.

     1.32 "Eurodollar Rate Loans" shall mean any Loans or portion thereof on which interest is payable based on the Adjusted Eurodollar Rate in accordance with the terms hereof.

     1.33 "Event of Default" shall mean the occurrence or existence of any event or condition described in Section 10.1 hereof.

     1.34 "Excess Availability" shall mean the amount, as determined by Lender, calculated at any time, equal to: (a) the lesser of: (i) the Borrowing Base and
(ii) the Revolving Loan Limit, minus (b) the sum of: (i) the amount of all then outstanding and unpaid Obligations (but not including for this purpose the then outstanding principal amount of the Term Loan), plus (ii) the aggregate amount of all then outstanding and unpaid trade payables and other obligations of Borrowers which are more than sixty (60) days past due as of such time, plus
(iii) the amount of checks issued by Borrowers to pay trade payables and other obligations which are more than sixty (60) days past due as of such time, but not yet sent.

     1.35 "Exchange Act" shall mean the Securities Exchange Act of 1934, together with all rules, regulations and interpretations thereunder or related thereto.

     1.36 "Excluded Property" shall mean the (a) embroidery  equipment listed on
Schedule 1.36 annexed hereto and made a part hereof, and (b) assets of Borrowers and their Subsidiaries located in Costa Rica on the date hereof. The foregoing shall not be construed as a waiver of any claims or rights of Lender with respect to any of the assets described in this definition or to limit or affect the rights of Lender to at any time take such action as Lender may require, or to require Borrowers to take such action, so as to preserve, protect or establish the security interest, lien, claim or other interest of Lender in such assets (whether pursuant to this Section, Section 9.20 hereof or otherwise) in accordance with the terms of this Agreement.

     1.37 "Existing Letters of Credit" shall mean the letters of credit issued for the account of Borrowers by Carolina First Bank listed on Schedule 1.37 hereto.

     1.38 "Financing Agreements" shall mean, collectively, this Agreement and all notes, guarantees, security agreements and other agreements, documents and instruments now or at any time hereafter executed and/or delivered by Borrowers or any Obligor in connection with this Agreement.

     1.39 "GECC" shall mean General Electric Capital Corporation.

     1.40 "GECC Warehouse Equipment Lease" shall mean the Master Lease Agreement dated June 21, 1996 (the "Warehouse Equipment Lease") as amended on May __, 2000 by and between Borrower, as lessee and GECC, as lessor, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced in accordance with the terms of this Agreement.

     1.41 "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board which are applicable to the circumstances as of the date of determination consistently applied, except that, for purposes of Section 9.11 hereof, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the most recent audited financial statements delivered to Lender prior to the date hereof.

     1.42 "Governmental Authority" shall mean any nation or government, any state, province, or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     1.43 "Hazardous Materials" shall mean any hazardous, toxic or dangerous substances, materials and wastes, including hydrocarbons (including naturally occurring or man-made petroleum and hydrocarbons), flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, biological substances, polychlorinated biphenyls, pesticides, herbicides and any other kind and/or type of pollutants or contaminants (including materials which include hazardous constituents), sewage, sludge, industrial slag, solvents and/or any other similar substances, materials, or wastes and including any other substances, materials or wastes that are or become regulated under any Environmental Law (including any that are or become classified as hazardous or toxic under any Environmental Law).

     1.44 "Indebtedness" shall mean, with respect to any Person, any liability, whether or not contingent, (a) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof) or evidenced by bonds, notes, debentures or similar instruments; (b) representing the balance deferred and unpaid of the purchase price of any property or services (except any such balance that constitutes an account payable to a trade creditor (whether or not an Affiliate) created, incurred, assumed or guaranteed by such Person in the ordinary course of business of such Person in connection with obtaining goods, materials or services that is not overdue by more than ninety (90) days, unless the trade payable is being contested in good faith); (c) all obligations as lessee under leases which have been, or should be, in accordance with GAAP recorded as Capital Leases; (d) any contractual obligation, contingent or otherwise, of such Person to pay or be liable for the payment of any indebtedness described in this definition of another Person, including, without limitation, any such indebtedness, directly or indirectly guaranteed, or any agreement to purchase, repurchase, or otherwise acquire such indebtedness, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof, or to maintain solvency, assets, level of income, or other financial condition;
(e) all obligations with respect to redeemable stock and redemption or repurchase obligations under any Capital Stock or other equity securities issued by such Person; (f) all reimbursement obligations and other liabilities of such Person with respect to surety bonds (whether bid, performance or otherwise), letters of credit, banker's acceptances or similar documents or instruments issued for such Person's account; and (g) all indebtedness of such Person in respect of indebtedness of another Person for borrowed money or indebtedness of another Person otherwise described in this definition which is secured by any consensual lien, security interest, collateral assignment, conditional sale, mortgage, deed of trust, or other encumbrance on any asset of such Person, whether or not such obligations, liabilities or indebtedness are assumed by or are a personal liability of such Person, all as of such time.

     1.45 "Information Certificate" shall mean the Information Certificate of each Borrower constituting Exhibit A hereto containing material information with respect to such Borrower, its business and assets provided by or on behalf of such Borrower to Lender in connection with the preparation of this Agreement and the other Financing Agreements and the financing arrangements provided for herein.

     1.46  "Intellectual  Property"  shall  mean each  Borrower's  now owned and hereafter arising or acquired: patents, patent rights, patent applications, copyrights, works which are the subject matter of copyrights, copyright registrations, trademarks, trade names, trade styles, trademark and service mark applications, and licenses and rights to use any of the foregoing; all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing; all rights to sue for past, present and future infringement of any of the foregoing; inventions, trade secrets, formulae, processes, compounds, drawings, designs, blueprints, surveys, reports, manuals, and operating standards; goodwill; customer and other lists in whatever form maintained; and trade secret rights, copyright rights, rights in works of authorship, and contract rights relating to computer software programs, in whatever form created or maintained.

     1.47 "Interest Expense" shall mean, for any period, as to any Person, all of the following as determined in accordance with GAAP: (a) total interest expense, whether paid or accrued during such period (including the interest component of Capital Leases for such period), including, without limitation, all bank fees, commissions, discounts and other fees and charges owed with respect to letters of credit (but excluding amortization of discount and amortization of deferred financing fees paid in cash in connection with the transactions contemplated hereby, interest paid in property other than cash and any other interest expense not payable in cash), minus (b) any net payments received during such period as interest income received in respect of its investments in cash.

     1.48 "Interest Period" shall mean for any Eurodollar Rate Loan, a period of approximately one (1), two (2), or three (3) months duration as Borrowers may elect, the exact duration to be determined in accordance with the customary practice in the applicable Eurodollar Rate market; provided, that, Borrowers may not elect an Interest Period which will end after the last day of the then-current term of this Agreement.

     1.49 "Interest Rate" shall mean,

     (a) as to Prime Rate Loans, a rate equal to one-half of one (1/2%) percent per annum in excess of the Prime Rate and, as to Eurodollar Rate Loans, a rate of two and one-half (2 1/2%) percent per annum in excess of the Adjusted Eurodollar Rate (based on the Eurodollar Rate applicable for the Interest Period selected by Borrowers as in effect two (2) Business Days after the date of receipt by Lender of the request of Borrowers for such Eurodollar Rate Loans in accordance with the terms hereof, whether such rate is higher or lower than any rate previously quoted to Borrowers);

     (b) notwithstanding anything to the contrary set forth in clause (a) above, the Interest Rate shall mean as to Prime Rate Loans, a rate equal to one-quarter (1/4%) percent per annum in excess of the Prime Rate, as to Eurodollar Rate Loans, a rate equal to two and one- quarter (2 1/4%) percent per annum in excess of the Adjusted Eurodollar Rate (calculated as described in clause (a) above), effective as of the first day of the month after each of the following conditions is satisfied as determined by Lender in good faith: (i) the EBITDA of Duck Head and its Subsidiaries for the immediately preceding fiscal year (commencing with the fiscal year ending on June 30, 2000) calculated based on the audited financial statements of Duck Head and its Subsidiaries for such fiscal year delivered to Lender, together with the unqualified opinion of the independent certified accountants, in accordance with Section 9.6 hereof, shall equal or exceed $5,000,000, and (ii) no Event of Default or any act, condition or event which, with notice or passage of time or both would constitute an Event of Default shall exist or have occurred and be continuing; provided, that, in the event that the Interest Rate is reduced as provided in this clause (b), if in any subsequent fiscal year thereafter the condition set forth in clause
(b)(i) is not satisfied, effective as of the first day of the month after the receipt by Lender of the audited financial statements of Duck Head and its Subsidiaries for such fiscal year, the Interest Rate shall increase to those rates set forth in clause (a) above; and

     (c)  notwithstanding  anything to the contrary contained in clauses (a) and
(b) above, the Interest Rate shall mean the rate of two and one-half (2 1/2%) percent per annum in excess of the Prime Rate as to Prime Rate Loans and the rate of four and one-half (4 1/2%) percent per annum in excess of the Adjusted Eurodollar Rate as to Eurodollar Rate Loans, at Lender's option, without notice, (d) either (i) for the period on and after the date of termination or non-renewal hereof until such time as all Obligations are indefeasibly paid and satisfied in full, or (ii) for the period from and after the date of the occurrence of any Event of Default, and for so long as such Event of Default is continuing as determined by Lender and (e) on the Revolving Loans at any time outstanding in excess of the amounts available to Borrowers under Section 2 (whether or not such excess(es) arise or are made with or without Lender's knowledge or consent and whether made before or after an Event of Default).

     1.50 "Inventory" shall mean all of each Borrower's now owned and hereafter existing or acquired raw materials, work in process, finished goods and all other inventory of whatsoever kind or nature, wherever located.

     1.51 "Letter of Credit Accommodations" shall mean the letters of credit, merchandise purchase or other guaranties which are from time to time either (a) issued or opened by Lender for the account of any Borrower or any Obligor or (b) with respect to which Lender has agreed to indemnify the issuer or guaranteed to the issuer the performance by any Borrower of its obligations to such issuer (including without limitation, the Existing Letters of Credit).

     1.52 "Loans" shall mean the Revolving Loans and the Term Loan.

     1.53 "Material Contract" shall mean (a) any contract or other agreement (other than the Financing Agreements), written or oral, of any Borrower involving monetary liability of or to any Person in an amount in excess of $1,000,000 in any fiscal year and (b) any other contract or other agreement (other than the Financing Agreements), whether written or oral, to which any Borrower is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto would have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations or prospects of such Borrower or the validity or enforceability of this Agreement, any of the other Financing Agreements, or any of the rights and remedies of Lender hereunder or thereunder.

     1.54 "Maximum Credit" shall mean the amount of $20,760,000 as the same may be increased pursuant to Section 2.3(b) hereof.

     1.55 "Maximum Interest Rate" shall mean the maximum non-usurious rate of interest under applicable Federal or State law as in effect from time to time that may be contracted for, taken, reserved, charged or received in respect of the indebtedness of Borrowers to Lender, or to the extent that at any time such applicable law may thereafter permit a higher maximum non- usurious rate of interest, then such higher rate. Notwithstanding any other provision hereof, the Maximum Interest Rate shall be calculated on a daily basis (computed on the actual number of days elapsed over a year of three hundred sixty-five (365) or three hundred sixty-six (366) days, as the case may be).

     1.56 "Mortgages" shall mean, the Deed to Secure Debt and Security Agreement, dated of even date herewith, by Duck Head in favor of Lender with respect to the Real Property and related assets of Duck Head located in Winder, Georgia.

     1.57 "Multiemployer Plan" shall mean a "multi-employer  plan" as defined in
Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding six (6) years contributed to by any Borrower or any ERISA Affiliate.

     1.58 "Net Amount of Eligible Accounts" shall mean the gross amount of Eligible Accounts less (a) sales, excise or similar taxes included in the amount thereof and (b) returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed with respect thereto.

     1.59 "Net Income" shall mean, with respect to any Person, for any period, the aggregate of the net income (loss) of such Person and its Subsidiaries, on a consolidated basis, for such period (excluding to the extent included therein any extraordinary, one-time or non-recurring gains) after deducting all charges which should be deducted before arriving at the net income (loss) for such period and after deducting the Provision for Taxes for such period, all as determined in accordance with GAAP; provided, that, (a) the net income of any Person that is not a wholly-owned Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid or payable to such Person or a wholly-owned Subsidiary of such Person; (b) the effect of any change in accounting principles adopted by such Person or its Subsidiaries after the date hereof shall be excluded; and (c) the net income (if positive) of any wholly-owned Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such wholly-owned Subsidiary to such Person or to any other wholly-owned subsidiary of such Person is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such wholly-owned Subsidiary shall be excluded. For the purpose of this definition, net income excludes any gain (but not loss) together with any related Provision for Taxes for such gain (but not loss) realized upon the sale or other disposition of any assets that are not sold in the ordinary course of business (including, without limitation, dispositions pursuant to sale and leaseback transactions) or of any Capital Stock of such Person or a Subsidiary of such Person and any net income realized as a result of changes in accounting principles or the application thereof to such Person.

     1.60 "Net Recovery Percentage" shall mean the fraction, expressed as a percentage, (a) the numerator of which is the amount equal to the orderly liquidation value of the Inventory as set forth in the most recent acceptable appraisal of Inventory received by Lender in accordance with Section 7.3, net of operating expenses, liquidation expenses and commissions, and (b) the denominator of which is the original cost of the aggregate amount of the Inventory subject to such appraisal.

     1.61 "Obligations" shall mean any and all Revolving Loans, the Term Loan, Letter of Credit Accommodations and all other obligations, liabilities and indebtedness of every kind, nature and description owing by any Borrower to Lender and/or its affiliates, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under this Agreement or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of this Agreement or after the commencement of any case with respect to any Borrower under the United States Bankruptcy Code or any similar statute (including the payment of interest and other amounts which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by Lender.

     1.62 "Obligor" shall mean any guarantor, endorser, acceptor, surety or other person liable on or with respect to the Obligations or who is the owner of any property which is security for the Obligations, other than any Borrower.

     1.63 "Payment Account" shall have the meaning set forth in Section 6.3 hereof.

     1.64 "Permits" shall have the meaning set forth in Section 8.7 hereof.

     1.65 "Permitted Holders" shall mean the persons listed on Schedule 1.65 hereto and their respective successors and assigns.

     1.66 "Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation (including any corporation which elects subchapter S status under the Code), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.

     1.67 "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which any Borrower sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a Multiemployer Plan has made contributions at any time during the immediately preceding six (6) plan years.

     1.68 "Prime Rate" shall mean the rate from time to time publicly announced by First Union National Bank, or its successors, as its prime rate, whether or not such announced rate is the best rate available at such bank.

     1.69 "Prime Rate Loans" shall mean any Loans or portion thereof on which interest is payable based on the Prime Rate in accordance with the terms thereof.

     1.70 "Provision for Taxes" shall mean an amount equal to all taxes imposed on or measured by net income, whether Federal, State, Provincial, municipal or local, and whether foreign or domestic, that are paid or payable by any Person in respect of any period in accordance with GAAP.

     1.71 "Real Property" shall mean all now owned and hereafter acquired real property of any Borrower, including leasehold interests, together with all buildings, structures, and other improvements located thereon and all licenses, easements and appurtenances relating thereto, wherever located, including the real property and related assets more particularly described in the Mortgages.

     1.72 "Receivables" shall mean: (a) all Accounts; (b) all amounts at any time payable to any Borrower in respect of the sale or other disposition by such Borrower of any Account or other obligation for the payment of money; (c) all interest, fees, late charges, penalties, collection fees and other amounts due or to become due or otherwise payable in connection with any Account; (d) all letters of credit, indemnities, guarantees, security or other deposits and proceeds thereof issued payable to any Borrower or otherwise in favor of or delivered to any Borrower in connection with any Account; or (e) all other contract rights, chattel paper, instruments, notes, general intangibles and other forms of obligations owing to any Borrower, whether from the sale and lease of goods or other property, licensing of any property (including Intellectual Property or other general intangibles), rendition of services or from loans or advances by any Borrower or to or for the benefit of any third person (including loans or advances to any Affiliates or Subsidiaries) or otherwise associated with any Accounts, Inventory or general intangibles of any Borrower (including, without limitation, choses in action, causes of action, tax refunds, tax refund claims, any funds which may become payable to any Borrower in connection with the termination of any Plan or other employee benefit plan and any other amounts payable to any Borrower from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, casualty or any similar types of insurance and any proceeds thereof and proceeds of insurance covering the liens of employees on which any Borrower is beneficiary.

     1.73 "Records" shall mean all of each Borrower's present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of any Borrower with respect to the foregoing maintained with or by any other person).

     1.74 "Reference Bank" shall mean First Union National Bank, or such other bank as Lender may from time to time designate.

     1.75 "Renewal Date" shall the meaning set forth in Section 12.1 hereof.

     1.76 "Reserves" shall mean as of any date of determination, such amounts as Lender may from time to time establish and revise in good faith reducing the amount of Revolving Loans and Letter of Credit Accommodations which would otherwise be available to Borrowers under the lending formula(s) provided for herein: (a) to reflect events, conditions, contingencies or risks arising after the date of this Agreement or of which Lender had no actual knowledge as of such date, which, as determined by Lender in good faith, adversely affect, or would have a reasonable likelihood of adversely affecting, either (i) the Collateral or any other property which is security for the Obligations or its value, (ii) the assets, business or financial condition of Borrowers or any Obligor or (iii) the security interests and other rights of Lender in the Collateral (including the enforceability, perfection and priority thereof); or (b) to reflect Lender's good faith belief that any collateral report or financial information furnished by or on behalf of Borrowers or any Obligor to Lender is or may have been incomplete, inaccurate or misleading in any material respect; or (c) to reflect outstanding Letter of Credit Accommodations as provided in Section 2.2 hereof; or (d) to reflect inventory shrinkage; (e) $375,000 in respect of deferred compensation liabilities of Borrowers for their employees and those of any member of the Duck Head Employee Group (as such term is defined in the DWI Distribution Agreement)such reserve to terminate upon Lender's receipt of evidence, in form and substance satisfactory to it that the option provided to members of the Duck Head Employee Group to receive a distribution of deferred compensation benefits in connection with the transactions contemplated by the Distribution Agreement has expired; or (f) to reflect amounts owing by Borrowers to Credit Card Issuers or Credit Card Processors in connection with the Credit Card Agreements; or (g) in respect of any state of facts which Lender determines in good faith constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default. To the extent Lender may revise the lending formulas used to determine the Borrowing Base or establish new criteria or revise existing criteria for Eligible Accounts or Eligible Inventory so as to address any circumstances, condition, event or contingency in an manner satisfactory to Lender, Lender shall not establish a Reserve for the same purpose. The amount of any Reserve established by Lender shall have a reasonable relationship to the event, condition or other matter which is the basis for such reserve as determined by Lender in good faith.

     1.77 "Revolving Loan Limit" shall mean $15,000,000.

     1.78 "Revolving Loans" shall mean the loans now or hereafter made by Lender to or for the benefit of Borrowers on a revolving basis (involving advances, repayments and readvances) as set forth in Section 2.1 hereof.

     1.79 "Subsidiary" or "subsidiary" shall mean, with respect to any Person, any corporation, limited liability company, limited liability partnership or other limited or general partnership, trust, association or other business entity of which an aggregate of at least a majority of the outstanding Capital Stock or other interests entitled to vote in the election of the board of directors of such corporation (irrespective of whether, at the time, Capital Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency), managers, trustees or other controlling persons, or an equivalent controlling interest therein, of such Person is, at the time, directly or indirectly, owned by such Person and/or one or more subsidiaries of such Person.

     1.80 "Term Loan" shall mean the term loan made by Lender to Borrowers as provided for in Section 2.3 hereof.

     1.81 "Value" shall mean, as determined by Lender in good faith, with respect to Inventory, the lower of (a) cost computed on a first-in first-out basis in accordance with GAAP or (b) market value.

     1.82 "Voting Stock" shall mean with respect to any Person, (a) one (1) or more classes of Capital Stock of such Person having general voting powers to elect at least a majority of the board of directors, managers or trustees of such Person, irrespective of whether at the time Capital Stock of any other class or classes have or might have voting power by reason of the happening of any contingency, and (b) any Capital Stock of such Person convertible or exchangeable without restriction at the option of the holder thereof into Capital Stock of such Person described in clause (a) of this definition.

     1.83 "Warehouse Equipment" shall mean the leased equipment of Duck Head as described in Schedule Nos. 001 and 002 to the GECC Warehouse Equipment Lease, whether or not the GECC Warehouse Equipment Lease is in full force and effect, such schedules being annexed hereto as Exhibit 1.83.

     1.84 "Woodside" shall mean Delta Woodside Industries, Inc., a South Carolina corporation, and its successors and assigns.

SECTION 2. CREDIT FACILITIES
           -----------------

     2.1 Revolving Loans.
         ----------------

     (a) Subject to and upon the terms and conditions contained herein, Lender agrees to make Revolving Loans to Borrowers from time to time in amounts requested by Borrowers up to the amount equal to the lesser of: (i) the Borrowing Base or (ii) the Revolving Loan Limit.

     (b) Lender may, in its discretion, from time to time, upon not less than five (5) days prior notice to Borrower, (i) reduce the lending formula with respect to Eligible Accounts to the extent that Lender determines in good faith that (A) the dilution with respect to the Accounts for any period (based on the ratio of (1) the aggregate amount of reductions in Accounts other than as a result of payments in cash to (2) the aggregate amount of total sales) has increased in any material respect or may be reasonably anticipated to increase in any material respect above historical levels, or (B) the general creditworthiness of account debtors has materially declined or (ii) reduce the lending formula(s) with respect to Eligible Inventory to the extent that Lender determines that: (A) the number of days of the turnover of the Inventory for any period has changed or (B) the advance percentage in the lending formula is more than eighty-five (85%) percent of the Net Recovery Percentage with respect to Eligible Inventory as set forth in the most recent appraisal thereof received by Lender, or (C) the nature, quality or mix of the Inventory has materially deteriorated. The amount of any decrease in the lending formulas shall have a reasonable relationship to the event, condition or circumstance which is the basis for such decrease as determined by Lender in good faith. In determining whether to reduce the lending formula(s), Lender may consider events, conditions, contingencies or risks which are also considered in determining Eligible Accounts, Eligible Inventory or in establishing Reserves.

     (c) Except in Lender's discretion, (i) the aggregate amount of the Revolving Loans outstanding at any time shall not exceed the Revolving Loan Limit, (ii) the aggregate amount of the Loans and the Letter of Credit Accommodations outstanding at any time shall not exceed the Maximum Credit,
(iii) the aggregate amount of Revolving Loans and Letter of Credit Accommodations based on Eligible Inventory consisting of uncut finished fabric of Borrowers shall not exceed $750,000, and (iv) the aggregate amount of Revolving Loans and Letter of Credit Accommodations based on Eligible Inventory consisting of Eligible Inventory of Merchandising outstanding at any time shall not exceed twenty (20%) percent of the aggregate amount of all outstanding Revolving Loans and Letter of Credit Accommodations based on Eligible Inventory to all Borrowers. In the event that the outstanding amount of any component of the Loans, or the aggregate amount of the outstanding Loans and Letter of Credit Accommodations, exceed the amounts available under the lending formulas, the Revolving Loan Limit, the sublimits for Letter of Credit Accommodations set forth in Section 2.2(e) or the Maximum Credit, as applicable, such event shall not limit, waive or otherwise affect any rights of Lender in that circumstance or on any future occasions and Borrower shall, upon demand by Lender, which may be made at any time or from time to time, immediately repay to Lender the entire amount of any such excess(es) for which payment is demanded.

     2.2 Letter of Credit Accommodations.
         --------------------------------

     (a) Subject to and upon the terms and conditions contained herein, at the request of a Borrower, Lender agrees to provide or arrange for Letter of Credit Accommodations for the account of such Borrower containing terms and conditions acceptable to Lender and the issuer thereof. Any payments made by Lender to any issuer thereof and/or related parties in connection with the Letter of Credit Accommodations shall constitute additional Revolving Loans to such Borrower pursuant to this Section 2.

     (b) In addition to any charges, fees or expenses charged by any bank or issuer in connection with the Letter of Credit Accommodations, Borrowers shall pay to Lender a letter of credit fee at a rate equal to one and one-half (1 1/2%) percent per annum on the daily outstanding balance of the Letter of Credit Accommodations for the immediately preceding month (or part thereof), payable in arrears as of the first day of each succeeding month, except that Borrowers shall pay to Lender such letter of credit fee, at Lender's option, without notice, at a rate equal to three and one-half (3 1/2%) percent per annum on such daily outstanding balance for: (i) the period from and after the date of termination or non-renewal hereof until Lender has received full and final payment of all Obligations (notwithstanding entry of a judgment against any Borrower) and (ii) the period from and after the date of the occurrence of an Event of Default for so long as such Event of Default is continuing as determined by Lender. Such letter of credit fee shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed and the obligation of Borrower to pay such fee shall survive the termination or non-renewal of this Agreement.

     (c) Borrowers shall give Lender two (2) Business Days' prior written of any Borrower's request for the issuance of a Letter of Credit Accommodation. Such notice shall be irrevocable and shall specify the original face amount of the Letter of Credit Accommodation requested, the effective date (which date shall be a Business Day) of issuance of such requested Letter of Credit Accommodation, whether such Letter of Credit Accommodations may be drawn in a single or in partial draws, the date on which such requested Letter of Credit Accommodation is to expire (which date shall be a Business Day), the purpose for which such Letter of Credit Accommodation is to be issued, and the beneficiary of the requested Letter of Credit Accommodation. Borrowers shall attach to such notice the proposed form of the Letter of Credit Accommodation.

     (d) In addition to being subject to the satisfaction of the applicable conditions precedent contained in Section 4 hereof and the other terms and conditions contained herein, no Letter of Credit Accommodations shall be available unless each of the following conditions precedent have been satisfied in a manner satisfactory to Lender: (i) Borrowers shall have delivered to the proposed issuer of such Letter of Credit Accommodation at such times and in such manner as such proposed issuer may require, an application in form and substance satisfactory to such proposed issuer and Lender for the issuance of the Letter of Credit Accommodation and such other documents as may be required pursuant to the terms thereof, and the form and terms of the proposed Letter of Credit Accommodation shall be satisfactory to Lender and such proposed issuer, (ii) as of the date of issuance, no order of any court, arbitrator or other Governmental Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit Accommodation, and no law, rule or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that the proposed issuer of such Letter of Credit Accommodation refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit Accommodation; and (iii) the Excess Availability, prior to giving effect to any Reserves with respect to such Letter of Credit Accommodations, on the date of the proposed issuance of any Letter of Credit Accommodations, shall be equal to or greater than: (A) if the proposed Letter of Credit Accommodation is for the purpose of purchasing Eligible Inventory, the sum of (1) forty (40%) percent multiplied by the Value of such Eligible Inventory, plus (2) freight, taxes, duty and other amounts which Lender estimates must be paid by a Borrower in connection with such Inventory upon arrival and for delivery to one of such Borrower's locations for Eligible Inventory within the United States of America and (iv) if the proposed Letter of Credit Accommodation is for any other purpose, an amount equal to one hundred (100%) percent of the face amount thereof and all other commitments and obligations made or incurred by Lender with respect thereto. Effective on the issuance of each Letter of Credit Accommodation, a Reserve shall be established in the applicable amount set forth in Section 2.2(d)(iii)(A) or Section 2.2(d)(iii)(B).

     (e) Except in Lender's discretion, the amount of all outstanding Letter of Credit Accommodations and all other commitments and obligations made or incurred by Lender in connection therewith shall not at any time exceed $10,000,000. At any time an Event of Default exists or has occurred and is continuing, upon Lender's request, Borrowers will either furnish cash collateral to secure the reimbursement obligations to the issuer in connection with any Letter of Credit Accommodations or furnish cash collateral to Lender for the Letter of Credit Accommodations.

     (f) Each Borrower shall indemnify and hold Lender harmless from and against any and all losses, claims, damages, liabilities, costs and expenses which Lender may suffer or incur in connection with any Letter of Credit Accommodations and any documents, drafts or acceptances relating thereto, including any losses, claims, damages, liabilities, costs and expenses due to any action taken by any issuer or correspondent with respect to any Letter of Credit Accommodation. Each Borrower assumes all risks with respect to the acts or omissions of the drawer under or beneficiary of any Letter of Credit Accommodation and for such purposes the drawer or beneficiary shall be deemed Borrower's agent. Each Borrower assumes all risks for, and agrees to pay, all foreign, Federal, State and local taxes, duties and levies relating to any goods subject to any Letter of Credit Accommodations or any documents, drafts or acceptances thereunder. Each Borrower hereby releases and holds Lender harmless from and against any acts, waivers, errors, delays or omissions, whether caused by any Borrower, by any issuer or correspondent or otherwise with respect to or relating to any Letter of Credit Accommodation, except for the gross negligence or wilful misconduct of Lender as determined pursuant to a final, non-appealable order of a court of competent jurisdiction. The provisions of this Section 2.2(e) shall survive the payment of Obligations and the termination or non-renewal of this Agreement.

     (g) In connection with Inventory purchased pursuant to Letter of Credit Accommodations, Borrowers will, at Lender's request, instruct all suppliers, carriers, forwarders, customs brokers, warehouses or others receiving or holding cash, checks, Inventory, documents or instruments in which Lender holds a security interest to deliver them to Lender and/or subject to Lender's order, and if they shall come into any Borrower's possession, to deliver them, upon Lender's request, to Lender in their original form. Each Borrower shall also, at Lender's request, designate Lender as the consignee on all bills of lading and other negotiable and non-negotiable documents.

     (h) Each Borrower hereby irrevocably authorizes and directs any issuer of a Letter of Credit Accommodation to name such Borrower as the account party therein and to deliver to Lender all instruments, documents and other writings and property received by issuer pursuant to the Letter of Credit Accommodations and to accept and rely upon Lender's instructions and agreements with respect to all matters arising in connection with the Letter of Credit Accommodations or the applications therefor. Nothing contained herein shall be deemed or construed to grant any Borrower any right or authority to pledge the credit of Lender in any manner. Lender shall have no liability of any kind with respect to any Letter of Credit Accommodation provided by an issuer other than Lender unless Lender has duly executed and delivered to such issuer the application or a guarantee or indemnification in writing with respect to such Letter of Credit Accommodation. Each Borrower shall be bound by any interpretation made in good faith by Lender, or any other issuer or correspondent under or in connection with any Letter of Credit Accommodation or any documents, drafts or acceptances thereunder, notwithstanding that such interpretation may be inconsistent with any instructions of such Borrower. Lender shall have the sole and exclusive right and authority to, and no Borrower shall: (i) at any time an Event of Default exists or has occurred and is continuing, (A) approve or resolve any questions of non-compliance of documents, (B) give any instructions as to acceptance or rejection of any documents or goods or (C) execute any and all applications for steamship or airway guaranties, indemnities or delivery orders, and (ii) at all times, (A) grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances, or documents, and (B) agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Letter of Credit Accommodations, or documents, drafts or acceptances thereunder or any letters of credit included in the Collateral. Lender may take such actions either in its own name or in any Borrower's name.

     (i) Any rights, remedies, duties or obligations granted or undertaken by any Borrower to any issuer or correspondent in any application for any Letter of Credit Accommoda tion, or any other agreement in favor of any issuer or correspondent relating to any Letter of Credit Accommodation, shall be deemed to have been granted or undertaken by such Borrower to Lender. Any duties or obligations undertaken by Lender to any issuer or correspondent in any application for any Letter of Credit Accommodation, or any other agreement by Lender in favor of any issuer or correspondent relating to any Letter of Credit Accommodation, shall be deemed to have been undertaken by such Borrower to Lender and to apply in all respects to such Borrower.

     2.3 Term  Loan.  (a)  Lender  is  making a Term  Loan to  Borrowers  in the
         -----------
original principal amount of $5,760,000. The Term Loan is (i) evidenced by a Term Promissory Note in such original principal amount duly executed and delivered by Borrowers to Lender concurrently herewith; (ii) to be repaid, together with interest and other amounts, in accordance with this Agreement, the Term Promissory Note, and the other Financing Agreements and (iii) secured by all of the Collateral. Borrowers may not reborrow any principal amounts paid pursuant to the Term Promissory Note except as provided for in Section 2.3(b) below.

     (b) At any time on or after the second anniversary of the date of this Agreement, upon the written request of Borrowers, which shall be irrevocable (and which shall only be made once), the outstanding principal amount of the Term Loan may be increased by an amount equal to the difference between the (i) then outstanding principal amount of the Term Loan and (ii) sixty (60%) percent of the fair market value of the Distribution and Office Facility (calculated based on the updated appraisal as described below); provided, that, any such increase in the outstanding principal amount of the Term Loan shall only be effective if each of the following conditions is satisfied as determined by
Lender: (A) Lender shall have received the written request of Borrowers for such increase after the second anniversary of the date hereof, (B) no Event of Default, or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred and be continuing on the proposed date of any such increase of the Term Loan, (C) Lender shall have received an updated appraisal in respect of the Distribution and Office Facility by an independent appraiser acceptable to Lender and in form, scope and methodology acceptable to Lender and addressed to Lender and on which Lender is expressly permitted to rely, which appraisal is conducted no earlier than forty-five (45) days prior to the effective date of such increase,
(D) Lender shall have received such appraisal not less than twenty (20) days prior to the applicable effective date and (E) Lender shall have received (1) an Amended and Restated Term Promissory Note (the "Amended Term Note"), (2) Amendments to the Mortgages (the "Mortgage Amendments"), (3) an endorsement to the existing title policy issued for the benefit of Lender, in form and substance, acceptable to Lender, each in form and substance satisfactory to Lender, duly executed and delivered by Borrower, and in the case of the Mortgage Amendments, recorded in the applicable real estate records. Upon the satisfaction of all of the conditions set forth in the immediately preceding sentence, the indebtedness of Borrowers to Lender arising pursuant to the Term Loan and including the additional advance provided for in this Section 2.3(b) herein shall (a) be deemed amended and restated as set forth in the Amended Term Note and evidenced thereby and herein and in the other Financing Agreements, and (b) be deemed secured by all of the Collateral . Borrower may not reborrow any principal amounts paid pursuant to the Amended Term Note.

     2.4 Joint and Several Liability.  Borrowers shall be liable for all amounts
         ----------------------------
due to Lender under this Agreement, regardless of which Borrower actually receives the Loans or other extensions of credit hereunder or the amount of such Loans received or the manner in which Lender accounts for such Loans, Letter of Credit Accommodations or other extensions of credit on its books and records. The Obligations with respect to Loans made to a Borrower, and the Obligations arising as a result of the joint and several liability of a Borrower hereunder, with respect to Loans made to the other Borrower hereunder, shall be separate and distinct obligations, but all such other Obligations shall be primary obligations of all Borrowers. The Obligations arising as a result of the joint and several liability of a Borrower hereunder with respect to Loans, Letter of Credit Accommodations or other extensions of credit made to the other Borrower hereunder shall, to the fullest extent permitted by law, be unconditional irrespective of (a) the validity or enforceability, avoidance or subordination of the Obligations of the other Borrower or of any promissory note or other document evidencing all or any part of the Obligations of the other Borrowers,
(b) the absence of any attempt to collect the Obligations from the other Borrower, any Obligor or any other security therefor, or the absence of any other action to enforce the same, (c) the waiver, consent, extension, forbearance or granting of any indulgence by Lender with respect to any provisions of any instrument evidencing the Obligations of the other Borrower, or any part thereof, or any other agreement now or hereafter executed by the other Borrower and delivered to Lender, (d) the failure by Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights and maintain its security or collateral for the Obligations of the other Borrower, (e) the election of Lender in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (f) the disallowance of all or any portion of the claim(s) of Lender for the repayment of the Obligations of the other Borrower under Section 502 of the Bankruptcy Code, or (g) any other circumstances which might constitute a legal or equitable discharge or defense of any Obligor or of the other Borrower, other than the wilful misconduct, gross negligence or bad faith of Lender as determined pursuant to a final, non-appealable order of a court of competent jurisdiction. With respect to the Obligations arising as a result of the joint and several liability of a Borrower hereunder with respect to Loans, Letter of Credit Accommodations or other extensions of credit made to the other Borrower hereunder, each Borrower waives, until the Obligations shall have been paid in full and this Agreement shall have been terminated, any right to enforce any right of subrogation or any remedy which Lender now has or may hereafter have against Borrowers, any endorser or any guarantor of all or any part of the Obligations, and any benefit of, and any right to participate in, any security or collateral given to Lender. Upon any Event of Default and for so long as the same is continuing, Lender may proceed directly and at once, without notice, against any Borrower to collect and recover the full amount, or any portion of the Obligations, without first proceeding against the other Borrower or any other Person, or against any security or collateral for the Obligations. Each Borrower consents and agrees that Lender shall be under no obligation to marshall any assets in favor of Borrower(s) or against or in payment of any or all of the Obligations.


SECTION 3. INTEREST AND FEES
           -----------------

     3.1 Interest.
         ---------

     (a) Borrowers shall pay to Lender interest on the outstanding principal amount of the Loans at the Interest Rate. All interest accruing hereunder on and after the date of any Event of Default or termination or non-renewal hereof or on the principal amount of the Revolving Loans at any time outstanding in excess of the amounts available to Borrowers under Section 2 (whether or not such excess(es), arise or are made with or without Lender's knowledge or consent and whether made before or after an Event of Default) shall be payable ON DEMAND.

     (b) Borrowers may from time to time request that Prime Rate Loans be converted to Eurodollar Rate Loans or that any existing Eurodollar Rate Loans continue for an additional Interest Period. Such request from Borrowers shall specify the amount of the Prime Rate Loans which will constitute Eurodollar Rate Loans (subject to the limits set forth below) and the Interest Period to be applicable to such Eurodollar Rate Loans. Subject to the terms and conditions contained herein, two (2) Business Days after receipt by Lender of such a request from Borrowers, such Prime Rate Loans shall be converted to Eurodollar Rate Loans or such Eurodollar Rate Loans shall continue, as the case may be, provided, that, (i) no Event of Default, or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred and be continuing, (ii) no party hereto shall have sent any notice of termination or non-renewal of this Agreement, (iii) Borrowers shall have complied with such customary procedures as are established by Lender and specified by Lender to Borrower from time to time for requests by Borrower for Eurodollar Rate Loans, (iv) no more than four (4) Interest Periods may be in effect at any one time, (v) the aggregate amount of the Eurodollar Rate Loans must be in an amount not less than $3,000,000 or an integral multiple of $1,000,000 in excess thereof, and (vi) Lender shall have determined that the Interest Period or Adjusted Eurodollar Rate is available to Lender through the Reference Bank and can be readily determined as of the date of the request for such Eurodollar Rate Loan by Borrowers. Any request by Borrower to convert Prime Rate Loans to Eurodollar Rate Loans or to continue any existing Eurodollar Rate Loans shall be irrevocable. Notwithstanding anything to the contrary contained herein, Lender and Reference Bank shall not be required to purchase United States Dollar deposits in the London interbank market or other applicable Eurodollar Rate market to fund any Eurodollar Rate Loans, but the provisions hereof shall be deemed to apply as if Lender and Reference Bank had purchased such deposits to fund the Eurodollar Rate Loans.

     (c) Any Eurodollar Rate Loans shall automatically convert to Prime Rate Loans upon the last day of the applicable Interest Period, unless Lender has received and approved a request to continue such Eurodollar Rate Loan at least two (2) Business Days prior to such last day in accordance with the terms hereof. Any Eurodollar Rate Loans shall, at Lender's option, upon notice by Lender to Borrower, convert to Prime Rate Loans in the event that this Agreement shall terminate or not be renewed. Borrower shall pay to Lender, upon demand by Lender (or Lender may, at its option, charge any loan account of Borrowers) any amounts required to compensate Lender, the Reference Bank or any participant with Lender for any loss (including loss of anticipated profits), cost or expense incurred by such person, as a result of the conversion of Eurodollar Rate Loans to Prime Rate Loans pursuant to any of the foregoing.

     (d) Interest shall be payable by Borrowers to Lender monthly in arrears not later than the first day of each calendar month and shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed. Each Borrower acknowledges and understands that the calculation of interest on the basis of the actual days elapsed over the period of a three hundred sixty (360) day year as opposed to a year of three hundred sixty-five (365) or three hundred sixty-six (366) days results in a higher effective rate of interest. The interest rate on non-contingent obligations (other than Eurodollar Rate Loans) shall increase or decrease by an amount equal to each increase or decrease in the Prime Rate effective on the first day of the month after any change in such Prime Rate is announced based on the Prime Rate in effect on the last day of the month in which any such change occurs.

     (e) On the date hereof, the Prime Rate is nine (9 %) percent and therefore the rate of interest in effect hereunder for Prime Rate Loans outstanding on the date of this Agreement, expressed in simple interest terms, is nine and one-half (9 1/2%) percent per annum.

     3.2 Closing Fee.  Borrowers shall pay to Lender as a closing fee the amount
         ------------
of $103,800 which shall be fully earned and payable as of the date hereof. Such closing fee shall not be subject to rebate upon any prepayment of the Obligations except to the extent required by Section 3.6 of this Agreement or applicable law. Such closing fee shall compensate Lender for the costs associated with the origination, structuring, processing, approving and closing of the transactions contemplated by this Agreement, exclusive of any expenses for which Borrowers have agreed to reimburse Lender pursuant to any other provision of this Agreement or the other Financing Agreements (such as attorneys' fees).

     3.3 Servicing Fee. Borrowers shall pay to Lender monthly a servicing fee in
         --------------
an amount equal to $2,000 in respect of Lender's services for each month (or part thereof) while this Agreement remains in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be fully earned as of and payable in advance on the date hereof and on the first day of each month hereafter.

     3.4 Unused Line Fee.  Borrowers  shall pay to Lender monthly an unused line
         ----------------
fee at a rate equal to one-quarter of one (1/4%) percent per annum calculated upon the amount by which $15,000,000 exceeds the average daily principal balance of the outstanding Revolving Loans and Letter of Credit Accommodations during the immediately preceding month (or part thereof) while this Agreement is in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be payable on the first day of each month in arrears.

     3.5 Changes in Laws and Increased Costs of Loans.
         ---------------------------------------------

     (a) Notwithstanding anything to the contrary contained herein, all Eurodollar Rate Loans shall, upon notice by Lender to Borrowers, convert to Prime Rate Loans in the event that (i) any change in applicable law or regulation (or the interpretation or administration thereof) shall either (A) make it unlawful for Lender, Reference Bank or any participant with Lender to make or maintain Eurodollar Rate Loans or to comply with the terms hereof in connection with the Eurodollar Rate Loans, or (B) shall result in the increase in the costs to Lender, Reference Bank or any participant of making or maintaining any Eurodollar Rate Loans by an amount deemed by Lender to be material, or (C) reduce the amounts received or receivable by Lender in respect thereof, by an amount deemed by Lender to be material or (ii) the cost to Lender, Reference Bank or any participant of making or maintaining any Eurodollar Rate Loans shall otherwise increase by an amount deemed by Lender to be material. Borrower shall pay to Lender, upon demand by Lender (or Lender may, at its option, charge any loan account of Borrower) any amounts required to compensate Lender, the Reference Bank or any participant with Lender for any loss (including loss of anticipated profits), cost or expense incurred by such person as a result of the foregoing, including, without limitation, any such loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such person to make or maintain the Eurodollar Rate Loans or any portion thereof. A certificate of Lender setting forth the basis for the determination of such amount necessary to compensate Lender as aforesaid shall be delivered to Borrower and shall be conclusive, absent manifest error.

     (b) If any payments or prepayments in respect of the Eurodollar Rate Loans are received by Lender other than on the last day of the applicable Interest Period (whether pursuant to acceleration, upon maturity or otherwise), including any payments pursuant to the application of collections under Section 6.3 or any other payments made with the proceeds of Collateral, Borrowers shall pay to Lender upon demand by Lender (or Lender may, at its option, charge any loan account of Borrowers) any amounts required to compensate Lender, the Reference Bank or any participant with Lender for any additional loss (including loss of anticipated profits), cost or expense incurred by such person as a result of such prepayment or payment, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such person to make or maintain such Eurodollar Rate Loans or any portion thereof.

     3.6 Maximum Interest.
         -----------------

     (a) Notwithstanding anything to the contrary contained in this Agreement or any of the other Financing Agreements, in no event whatsoever shall the aggregate of all amounts that are contracted for, charged or received by Lender pursuant to the terms of this Agreement or any of the other Financing Agreements and that are deemed interest under applicable law exceed the Maximum Interest Rate (including, to the extent applicable, the provisions of Section 5197 of the Revised Statutes of the United States of America as amended, 12 U.S.C.
Section 85, as amended). No agreements, conditions, provisions or stipulations contained in this Agreement or any of the other Financing Agreements, or any Event of Default, or the exercise by Lender of the right to accelerate the payment or the maturity of all or any portion of the Obligations, or the exercise of any option whatsoever contained in this Agreement or any of the other Financing Agreements, or the prepayment by Borrowers of any of the Obligations, or the occurrence of any event or contingency whatsoever, shall entitle Lender to contract for, charge or receive in any event, interest or any charges, amounts, premiums or fees deemed interest by applicable law in excess of the Maximum Interest Rate. In no event shall any Borrower be obligated to pay interest or such amounts as may be deemed interest under applicable law in amounts which exceed the Maximum Interest Rate. All agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel any Borrower to pay interest or such amounts which are deemed to constitute interest in amounts which exceed the Maximum Interest Rate shall be without binding force or effect, at law or in equity, to the extent of the excess of interest or such amounts which are deemed to constitute interest over such Maximum Interest Rate.

     (b) In the event any Interest is charged or received in excess of the Maximum Interest Rate ("Excess"), each Borrower acknowledges and stipulates that any such charge or receipt shall be the result of an accident and bona fide error, and that any Excess received by Lender shall be applied, first, to the payment of the then outstanding and unpaid principal hereunder; second to the payment of the other Obligations then outstanding and unpaid; and third, returned to such Borrower, it being the intent of the parties hereto not to enter into a usurious or otherwise illegal relationship. The right to accelerate the maturity of any of the Obligations does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of any such acceleration. Each Borrower recognizes that, with fluctuations in the rates of interest set forth in Section 3.1 of this Agreement and the Maximum Interest Rate, such an unintentional result could inadvertently occur. All monies paid to Lender hereunder or under any of the other Financing Agreements, whether at maturity or by prepayment, shall be subject to any rebate of unearned interest as and to the extent required by applicable law.

     (c) By the execution of this Agreement, each Borrower agrees that (A) the credit or return of any Excess shall constitute the acceptance by Borrower of such Excess, and (B) Borrower shall not seek or pursue any other remedy, legal or equitable, against Lender, based in whole or in part upon contracting for, charging or receiving any interest or such amounts which are deemed to constitute interest in excess of the Maximum Interest Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Lender, all interest at any time contracted for, charged or received from Borrowers in connection with this Agreement or any of the other Financing Agreements shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread during the entire term of this Agreement in accordance with the amounts outstanding from time to time hereunder and the Maximum Interest Rate from time to time in effect in order to lawfully charge the maximum amount of interest permitted under applicable laws.

     (d) Each Borrower and Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest and (ii) exclude voluntary prepayments and the effects thereof.

     (e) The provisions of this Section 3.6 shall be deemed to be incorporated into each of the other Financing Agreements (whether or not any provision of this Section is referred to therein). Each of the Financing Agreements and communications relating to any interest owed by Borrowers and all figures set forth therein shall, for the sole purpose of computing the extent of the Obligations, be automatically recomputed by Borrower, and by any court considering the same, to give effect to the adjustments or credits required by this Section.

SECTION 4. CONDITIONS PRECEDENT
           --------------------

     4.1   Conditions   Precedent   to  Initial   Loans  and  Letter  of  Credit
           ---------------------------------------------------------------------
Accommodations.  Each of the following is a condition precedent to Lender making
--------------
the initial Loans and providing the initial Letter of Credit Accommodations hereunder:

     (a) Lender shall have received, in form and substance satisfactory to Lender, evidence that the Distribution Agreements have been duly executed and delivered by and to the appropriate parties thereto and all of the transactions contemplated under the terms of the Distribution Agreements, including, without limitation, all of the reorganization events described in Section 2.1 of the DWI Distribution Agreement have been consummated prior to or contemporaneously with the execution of this Agreement and that each Borrower has good and marketable title to all of the assets used in the operations and business of the Duck Head Apparel Company division of Woodside;

     (b) Lender shall have received a summary of the opinion, in form and substance satisfactory to Lender, addressed and delivered to the Board of Directors of Woodside as to the solvency of Duck Head and its Subsidiaries at the time of the distribution contemplated by the Distribution Agreements;

     (c) Lender shall have received, in form and substance satisfactory to Lender, all releases, terminations and such other documents as Lender may request to evidence and effectuate the termination by the existing lenders to Borrowers of their respective financing arrangements with Borrowers and the termination and release by it or them, as the case may be, of any interest in and to any assets and properties of each Borrower and each Obligor, duly authorized, executed and delivered by it or each of them, including, but not limited to, (i) UCC termination statements for all UCC financing statements previously filed by it or any of them or their predecessors, as secured party and any Borrower or any Obligor, as debtor and (ii) satisfactions and discharges of any mortgages, deeds of trust or deeds to secure debt by Borrower or any Obligor in favor of such existing lender or lenders, in form acceptable for recording with the appropriate Governmental Authority;

     (d) all requisite corporate action and proceedings in connection with the transactions contemplated by the Distribution Agreements, this Agreement and the other Financing Agreements shall be satisfactory in form and substance to Lender, and Lender shall have received all information and copies of all documents, including records of requisite corporate action and proceedings which Lender may have requested in connection therewith, such documents where requested by Lender or its counsel to be certified by appropriate corporate officers or Governmental Authorities;

     (e) no material adverse change shall have occurred in the assets, business or financial condition of Borrower since the date of Lender's latest field examination and no change or event shall have occurred which would impair the ability of any Borrower or any Obligor to perform its obligations hereunder or under any of the other Financing Agreements to which it is a party or of Lender to enforce the Obligations or realize upon the Collateral;

     (f) Lender shall have completed a field review of the Records and such other information with respect to the Collateral as Lender may require to determine the amount of Revolving Loans available to Borrowers (including, without limitation, current perpetual inventory records and/or roll-forwards of Accounts and Inventory through the date of closing and test counts of the Inventory in a manner satisfactory to Lender, together with such supporting documentation as may be necessary or appropriate, and other documents and information that will enable Lender to accurately identify and verify the Collateral), the results of which each case shall be satisfactory to Lender, not more than three (3) Business Days prior to the date hereof;

     (g) Lender shall have received, in form and substance satisfactory to Lender, all consents, waivers, acknowledgments and other agreements from third persons which Lender may deem necessary or desirable in order to permit, protect and perfect its security interests in and liens upon the Collateral or to effectuate the provisions or purposes of this Agreement and the other Financing Agreements, including, without limitation, Collateral Access Agreements by owners and lessors of leased premises of any Borrower and by warehouses at which Collateral is located;

     (h) the Excess Availability as determined by Lender, as of the date hereof, shall be not less than $8,000,000 after giving effect to the initial Loans made or to be made and Letter of Credit Accommodations issued or to be issued in connection with the initial transactions hereunder;

     (i) Lender shall have received, in form and substance satisfactory to Lender, all agreements with the depository banks and Borrowers with respect to the Blocked Accounts as Lender may require pursuant to Section 6.3 hereof, duly authorized, executed and delivered by such depository banks and Borrowers and
(i) evidence that all local banks used by Borrowers for collections from retail store locations have been irrevocably authorized and directed in writing to remit such amounts to the Blocked Accounts;

     (j) Lender shall have received evidence, in form and substance satisfactory to Lender, that Lender has a valid perfected first priority security interest in all of the Collateral other than the Excluded Property;

     (k) Lender shall have received and reviewed UCC search results for all jurisdictions in the United States and Canada which assets of any Borrower are located, which search results shall be in form and substance satisfactory to Lender;

     (l) Lender shall have received an environmental audit of Duck Head's Real Property and related assets located in Winder, Georgia conducted by an independent environmental engineering firm acceptable to Lender, and in form, scope and methodology satisfactory to Lender, confirming (i) Duck Head is in compliance with all material applicable Environmental Laws and (ii) the absence of any material potential or actual liability of Duck Head for any remedial action with respect to any environmental condition or any other material environmental problems;

     (m) Lender shall have received, in form and substance satisfactory to Lender, a valid and effective title insurance policy issued by a company and agent acceptable to Lender (i) insuring the priority, amount and sufficiency of the Mortgages, (ii) insuring against matters that would be disclosed by surveys and (iii) containing any legally available endorsements, assurances or affirmative coverage requested by Lender for protection of its interests;

     (n) Lender shall have received evidence of insurance and loss payee endorsements required hereunder and under the other Financing Agreements, in form and substance satisfactory to Lender, and certificates of insurance policies and/or endorsements naming Lender as loss payee;

     (o) Lender shall have received, in form and substance satisfactory to Lender, duly authorized, executed and delivered by Woodside and Duck Head the agreement of Woodside consenting to the collateral assignment by Duck Head to Lender of all of its rights and remedies and claims for damages and other relief under the Distribution Agreements and granting Lender such other rights as Lender may require, duly authorized, executed and delivered by Woodside;

     (p) Lender shall have received, in form and substance satisfactory to Lender, a pro-forma consolidated balance sheet of Duck Head and its Subsidiaries reflecting the initial transactions contemplated under the Distribution Agreements and hereunder, including, but not limited to, (i) the consummation of the transfer of the assets by Woodside to Duck Head and the other transactions contemplated by the Distribution Agreements and (ii) the Loans and Letter of Credit Accommodations provided by Lender to Borrowers on the date hereof and the use of the proceeds of the initial Loans as provided herein, accompanied by a certificate, dated of even date herewith, of the chief financial officer of Duck Head stating that such pro-forma balance sheet annexed thereto represents the reasonable, good faith opinion of such officer as to the subject matter thereof as of the date of such certificate;

     (q) Lender shall have received Credit Card Acknowledgments in each case, duly authorized, executed and delivered by the Credit Card Issuers and Credit Card Processors;

     (r) Lender shall have received, in form and substance satisfactory to Lender, such opinion letters of counsel to Borrowers with respect to the Distribution Agreements, the Financing Agreements and such other matters as Lender may request; and

     (s) the other Financing Agreements and all instruments and documents hereunder and thereunder shall have been duly executed and delivered to Lender, in form and substance satisfactory to Lender.

     4.2 Conditions Precedent to All Loans and Letter of Credit  Accommodations.
         -----------------------------------------------------------------------
Each of the following is an additional condition precedent to Lender making Loans and/or providing Letter of Credit Accommodations to Borrowers, including the initial Loans and Letter of Credit Accommodations and any future Loans and Letter of Credit Accommodations:

     (a) all representations and warranties contained herein and in the other Financing Agreements shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of the making of each such Loan or providing each such Letter of Credit Accommodation and after giving effect thereto, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date);

     (b) no law, regulation, order, judgment or decree of any Governmental Authority shall exist, and no action, suit, investigation, litigation or proceeding shall be pending or threatened in any court or before any arbitrator or Governmental Authority, which (i) purports to enjoin, prohibit, restrain or otherwise affect (A) the making of the Loans or providing the Letter of Credit Accommodations, or (B) the consummation of the transactions contemplated pursuant to the terms hereof or the other Financing Agreements or (ii) has or could reasonably be expected to have a material adverse effect on the assets, business or prospects of any Borrower or would impair the ability of any Borrower to perform its obligations hereunder or under any of the other Financing Agreements or of Lender to enforce any Obligations or realize upon any of the Collateral; and

     (c) no Event of Default and no act, condition or event which, with notice or passage of time or both, would constitute an Event of Default, shall exist or have occurred and be continuing on and as of the date of the making of such Loan or providing each such Letter of Credit Accommodation and after giving effect thereto.


SECTION 5. GRANT OF SECURITY INTEREST
           --------------------------

     To secure payment and performance of all Obligations, each Borrower hereby grants to Lender a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to Lender as security, the following property and interests in property of such Borrower, whether now owned or hereafter acquired or existing, and wherever located (together with all other collateral security for the Obligations at any time granted to or held or acquired by Lender, collectively, the "Collateral"):

     5.1 Receivables;

     5.2 all other present and future general intangibles (including Intellectual Property and existing and future leasehold interests in equipment, real estate and fixtures), chattel paper, documents, instruments, investment property (including securities, whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts), letters of credit, bankers' acceptances and guaranties;

     5.3 all present and future monies, securities and other investment property, credit balances, deposits, deposit accounts and other property of Borrower now or hereafter held or received by or in transit to Lender or its Affiliates or at any other depository or other institution from or for the account of Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Receivables and other Collateral, including (a) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (b) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (c) goods described in invoices, documents, credit card sales drafts, credit card sale slips or charge slips or receipts and other forms of store receipts, contracts or instruments with respect to, or otherwise representing or evidencing, Receivables or other Collateral, including returned, repossessed and reclaimed goods, and (d) deposits by and property of account debtors or other persons securing the obligations of account debtors;

     5.4 Inventory;

     5.5 Equipment;

     5.6 Real Property;

     5.7 Records; and

     5.8 all products and proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of any or all of the foregoing.

     5.9 Notwithstanding anything to the contrary contained in Section 5.1 through 5.8 above, the types or items of Collateral described in such Section shall not include any Equipment which is, or at the time of Borrower's acquisition thereof shall be, subject to a purchase money mortgage or other purchase money lien or security interest (including capitalized or finance leases) permitted under Section 9.8 hereof if: (a) the valid grant of a security interest or lien to Lender in such item of Equipment is prohibited by the terms of the agreement between Borrower and the holder of such purchase money mortgage or other purchase money lien or security interest or under applicable law and such prohibition has not been or is not waived, or the consent of the holder of the purchase money mortgage or other purchase money lien or security interest has not been or is not otherwise obtained, or under applicable law such prohibition cannot be waived and (b) the purchase money mortgage or other purchase money lien or security interest on such item of Equipment is or shall become valid and perfected .

SECTION 6. COLLECTION AND ADMINISTRATION
           -----------------------------

     6.1  Borrowers'  Loan  Account.  Lender  shall  maintain  one or more  loan
          --------------------------
account(s) on its books in which shall be recorded (a) all Loans, Letter of Credit Accommodations and other Obligations and the Collateral, (b) all payments made by or on behalf of Borrowers and (c) all other appropriate debits and credits as provided in this Agreement, including fees, charges, costs, expenses and interest. All entries in the loan account(s) shall be made in accordance with Lender's customary practices as in effect from time to time.

     6.2  Statements.  Lender shall render to Duck Head, as agent for Borrowers,
          -----------
each month a statement setting forth the balance in the Borrowers' loan account(s) maintained by Lender for Borrower pursuant to the provisions of this Agreement, including principal, interest, fees, costs and expenses. Each such statement shall be subject to subsequent adjustment by Lender but shall, absent manifest errors or omissions, be considered correct and deemed accepted by Borrowers and conclusively binding upon Borrower as an account stated except to the extent that Lender receives a written notice from Borrowers of any specific exceptions of Borrower thereto within thirty (30) days after the date such statement has been mailed by Lender. Until such time as Lender shall have rendered to Borrower a written statement as provided above, the balance in Borrowers' loan account(s) shall be presumptive evidence of the amounts due and owing to Lender by Borrowers.

     6.3 Collection of Accounts.
         -----------------------

     (a) Each Borrower shall establish and maintain, at its expense, deposit account arrangements and merchant payment arrangements with the banks set forth on Schedule 6.3 hereto and after prior written notice to Lender, subject to
Section 9.13, such other banks as each Borrower may hereafter select as are acceptable to Lender. The banks set forth on Schedule 6.3 constitute all of the banks with whom each Borrower has deposit account arrangements and merchant payment arrangements as of the date hereof and identifies each of the deposit accounts at such banks to a retail store location of such Borrower or otherwise describes the nature of the use of such deposit account by such Borrower.

     (i) Each Borrower shall deposit all proceeds from sales of Inventory in every form, including, without limitation, cash, checks, credit card sales drafts, credit card sales or charge slips or receipts and other forms of daily store receipts, from each retail store location of such Borrower on each Business Day into the deposit accounts of such Borrower used solely for such purpose and identified to each retail store location as set forth on Schedule
6.3 (together with any other deposit accounts at any time established or used by Borrower for receiving such store receipts from any retail store location, collectively, the "Store Bank Accounts") or as otherwise provided in Section 6.3(a)(ii) below. Each Borrower shall, authorize and direct, and shall use its best efforts to cause, all available funds deposited into the Store Bank
Accounts to be sent by wire transfer or by transfer using the automated clearinghouse network ("ACH transfer") not less frequently than once each calendar week, and all other proceeds of Collateral to be sent by wire transfer or by ACH transfer, to the Blocked Account as provided in Section 6.3(a)(ii) below. Each Borrower shall irrevocably authorize and direct in writing, in form and substance satisfactory to Lender, each of the banks into which proceeds from sales of Inventory from each retail store location of such Borrower are at any time deposited as provided above to (a) honor all wire or ACH transfer requests, provided that any and all amounts released and/or transferred by such bank pursuant to such requests are sent to the Blocked Account and (b) follow any contrary instructions sent to such banks by Lender. Such authorization and direction shall not be rescinded, revoked or modified without the prior written consent of Lender. In the event any of such banks fails to send such funds to the Blocked Account as provided herein, such Borrower shall pursue all of its rights and remedies, as requested by Lender, as a result of such failure. Notwithstanding the foregoing, for those Store Bank Accounts that transfer funds weekly by ACH transfer initiated by Borrower's store management notifying a third party processor, Borrower shall irrevocably authorize and direct in writing, in form and substance satisfactory to Lender, the third party processor that establishes the routing and executes the ACH transfer to send funds only to the Blocked Accounts and to agree to do so at any time upon Lender's request and Lender shall receive an agreement from such third party processor confirming its agreement to do so. Such authorization and direction shall not be rescinded, revoked or modified without the prior written consent of Lender.

     (ii) Each Borrower shall establish and maintain, at its expense, deposit accounts with such banks as are acceptable to Lender (the "Blocked Accounts") into which Borrower shall promptly either cause all amounts on deposit in its Store Bank Accounts to be sent as provided in Section 6.3(a)(i) above or shall itself deposit or cause to be deposited all proceeds from sales of Inventory, all amounts payable to such Borrower from Credit Card Issuers and Credit Card Processors and all other proceeds of Collateral. The banks at which the Blocked Accounts are established shall enter into an agreement, in form and substance satisfactory to Lender, providing that all items received or deposited in the Blocked Accounts are the property of Lender, that the depository bank has no lien upon, or right of setoff against, the Blocked Accounts, the items received for deposit therein, or the funds from time to time on deposit therein and that the depository bank will wire, or otherwise transfer, in immediately available funds, on a daily basis, all funds received or deposited into the Blocked Accounts to such bank account of Lender as Lender may from time to time designate for such purpose ("Payment Account"). Borrower agrees that all amounts deposited in such Blocked Accounts or in the Store Bank Accounts or other funds received and collected by Lender, whether as proceeds of Inventory or other Collateral or otherwise shall be treated as payments to Lender in respect of the Obligations and therefore shall constitute property of Lender to the extent of the then outstanding Obligations.

     (b) For the purposes of calculating interest on the Obligations, such payments or other funds received will be applied (conditional upon final collection) to the Obligations one (1) Business Day following the date of receipt of immediately available funds by Lender in the Payment Account. For purposes of calculating the amount of the Revolving Loans available to Borrower, such payments will be applied (conditional upon final collection) to the Obligations on the Business Day of receipt by Lender of immediately available funds in the Payment Account, if such payments are received in sufficient time (in accordance with Lender's usual and customary practices as in effect from time to time) to credit Borrower's loan account on such day, and if not, then on the next Business Day.

     (c) Each Borrower and all of its shareholders, directors, employees, agents, Subsidiaries or other Affiliates shall, acting as trustee for Lender, receive, as the property of Lender, any cash, checks, credit card sales drafts, credit card sales slips or receipts, notes, drafts, all forms of store receipts, monies, checks, notes, drafts or any other payment relating to and/or proceeds of Accounts or other Collateral which come into their possession or under their control and immediately upon receipt thereof, shall deposit or cause the same to be deposited in the Blocked Accounts, or remit the same or cause the same to be remitted, in kind, to Lender. In no event shall the same be commingled with such Borrower's own funds. Each Borrower agrees to reimburse Lender on demand for any amounts owed or paid to any bank at which a Blocked Account is established or any other bank or person involved in the transfer of funds to or from the Blocked Accounts arising out of Lender's payments to or indemnification of such bank or person. The obligation of each Borrower to reimburse Lender for such amounts pursuant to this Section 6.3 shall survive the termination or non-renewal of this Agreement.

     6.4 Payments.  All  Obligations  shall be payable to the Payment Account as
         ---------
provided in Section 6.3 or such other place as Lender may designate from time to time. Lender shall apply payments received or collected from Borrowers or for the account of Borrowers (including the monetary proceeds of collections or of realization upon any Collateral) as follows: first, to pay any fees, indemnities or expense reimbursements then due to Lender from Borrowers; second, to pay interest due in respect of any Loans; third, to pay principal due in respect of the Loans; fourth, to pay or prepay any other Obligations whether or not then due, in such order and manner as Lender determines. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by Borrowers, or unless an Event of Default shall exist or have occurred and be continuing, Lender shall not apply any payments which it receives to any Eurodollar Rate Loans, except (a) on the expiration date of the Interest Period applicable to any such Eurodollar Rate Loans, or (b) in the event that there are no outstanding Prime Rate Loans. At Lender's option, all principal, interest, fees, costs, expenses and other charges provided for in this Agreement or the other Financing Agreements may be charged directly to the loan account(s) of Borrowers. Borrowers shall make all payments to Lender on the Obligations free and clear of, and without deduction or withholding for or on account of, any setoff, counterclaim, defense, duties, taxes, levies, imposts, fees, deductions, withholding, restrictions or conditions of any kind. If after receipt of any payment of, or proceeds of Collateral applied to the payment of, any of the Obligations, Lender is required to surrender or return such payment or proceeds to any Person for any reason, then the Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Agreement shall continue in full force and effect as if such payment or proceeds had not been received by Lender. Borrowers shall be liable to pay to Lender, and does hereby indemnify and hold Lender harmless for the amount of any payments or proceeds surrendered or returned. This Section 6.4 shall remain effective notwithstanding any contrary action which may be taken by Lender in reliance upon such payment or proceeds. This Section 6.4 shall survive the payment of the Obligations and the termination or non-renewal of this Agreement.

     6.5 Authorization to Make Loans. Lender is authorized to make the Loans and
         ----------------------------
provide the Letter of Credit Accommodations based upon telephonic or other instructions received from anyone purporting to be an officer of any Borrower or other authorized person or, at the discretion of Lender, if such Loans are necessary to satisfy any Obligations. All requests for Loans or Letter of Credit Accommodations hereunder shall specify the date on which the requested advance is to be made or Letter of Credit Accommodations established (which day shall be a Business Day) and the amount of the requested Loan. Requests received after 11:00 a.m. Atlanta, Georgia time on any day shall be deemed to have been made as of the opening of business on the immediately following Business Day. All Loans and Letter of Credit Accommodations under this Agreement shall be conclusively presumed to have been made to, and at the request of and for the benefit of, Borrowers when deposited to the credit of any Borrower or otherwise disbursed or established in accordance with the instructions of any Borrower or in accordance with the terms and conditions of this Agreement.

     6.6 Use of Proceeds.  The initial Revolving Loan under this Agreement shall
         ----------------
be in an amount that is not less than $250,000. Borrowers shall use the initial proceeds of the Loans provided by Lender to Borrowers hereunder only for: (a) payments to each of the persons listed in the disbursement direction letter furnished by Borrowers to Lender on or about the date hereof and (b) costs, expenses and fees in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Financing Agreements. All other Loans made or Letter of Credit Accommodations provided by Lender to Borrowers pursuant to the provisions hereof shall be used by Borrowers only for general operating, working capital and other proper corporate purposes of Borrowers not otherwise prohibited by the terms hereof. None of the proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security or for the purposes of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Loans to be considered a "purpose credit" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended.


     6.7  Appointment  of Agent for  Requesting  Loans and Receipts of Loans and
          ----------------------------------------------------------------------
Statements.
-----------

     (a) Each Borrower hereby irrevocably appoints and constitutes Duck Head as its agent to request and receive Loans and Letter of Credit Accommodations pursuant to this Agreement and the other Financing Agreements from Lender in the name or on behalf of such Borrower. Lender may disburse the Loans to such bank account of a Borrower or Duck Head or otherwise make such Loans to a Borrower and provide such Letter of Credit Accommodations to a Borrower as Duck Head may designate or direct, without notice to any other Borrower or Obligor.

     (b) Duck Head hereby accepts the appointment by Borrowers to act as the agent of Borrowers pursuant to this Section 6.7. Duck Head shall ensure that the disbursement of any Loans to each Borrower requested by or paid to Duck Head or the issuance of any Letter of Credit Accommodations for a Borrower hereunder shall be paid to or for the account of such Borrower.

     (c) Each Borrower hereby irrevocably appoints and constitutes Duck Head as its agent to receive statements on account and all other notices from Lender with respect to the Obligations or otherwise under or in connection with this Agreement and the other Financing Agreements.

     (d) No purported termination of the appointment of Duck Head as agent as aforesaid shall be effective, except after ten (10) days' prior written notice to Lender.


SECTION 7. COLLATERAL REPORTING AND COVENANTS
           ----------------------------------

     7.1 Collateral Reporting.
         ---------------------

     (a) Borrowers shall provide Lender with the following documents in a form satisfactory to Lender:

          (i) on a weekly basis, or more frequently as required by Lender, a schedule of sales made, credits issued and cash received;

          (ii) on a monthly basis or more frequently as Lender may request, (A) perpetual inventory reports, (B) inventory reports by location and category, (C) agings of accounts payable (and including information indicating the status of payments to owners and lessors of the leased premises of Borrowers) and (D) agings of accounts receivable (together with a reconciliation to the previous month's aging and general ledger);

          (iii) upon Lender's request, (A) copies of customer statements and credit memos, remittance advices and reports, and copies of deposit slips and bank statements, (B) copies of shipping and delivery documents,
     (C) copies of purchase orders, invoices and delivery documents for Inventory and Equipment acquired by each Borrower; (D) reports on sales and use tax collections, deposits and payments, including monthly sales and use tax accruals, and (E) reports by retail store location of sales and operating profits for each such retail store location;

          (iv) as soon as available, but in any event not later than five (5) days after receipt by any Borrower, the monthly statements received by any Borrower from any Credit Card Issuers or Credit Card Processors, together with such additional information with respect thereto as shall be sufficient to enable Lender to monitor the transactions pursuant to the Credit Card Agreements;

          (v) as soon as possible, but in any event not later than two (2) days prior to the removal of any Equipment currently located in the United States to a location of Borrower outside of the United States, in accordance with Section 7.4(e), a description of such item of moved Equipment together with the net book value of such item of Equipment; and

          (vi) such other reports as to the Collateral as Lender shall request from time to time; and

     (b) If any of any Borrower's records or reports of the Collateral are prepared or maintained by an accounting service, contractor, shipper or other agent, each Borrower hereby irrevocably authorizes such service, contractor, shipper or agent to deliver such records, reports, and related documents to Lender and to follow Lender's instructions with respect to further services at any time that an Event of Default exists or has occurred and is continuing.

     7.2 Accounts Covenants.
         -------------------

     (a) Borrowers shall notify Lender promptly of: (i) any material delay in any Borrower's performance of any of its obligations to any account debtor involving an Account exceeding $100,000 or the assertion of any claims, offsets, defenses or counterclaims by any account debtor involving an amount exceeding $100,000 or any disputes with account debtors, or any settlement, adjustment or compromise thereof involving an amount exceeding $100,000, (ii) all material adverse information relating to the financial condition of any account debtor and (iii) any event or circumstance which, to Borrower's knowledge would cause Lender to consider any then existing Accounts as no longer constituting Eligible Accounts, (iv) any notice of a material default by Borrower under any of the Credit Card Agreements or of any default which might result in the Credit Card Issuer or Credit Card Processor ceasing to make payments or suspending payments to any Borrower, (v) any notice from any Credit Card Issuer or Credit Card Processor that such person is ceasing or suspending, or will cease or suspend, any present or future payments due or to become due to Borrower from such person, or that such person is terminating or will terminate any of the Credit Card Agreements, and (vi) the failure of any Borrower to comply with any material terms of the Credit Card Agreements or any terms thereof which might result in the Credit Card Issuer or Credit Card Processor ceasing or suspending payments to any Borrower. No credit, discount, allowance or extension or agreement for any of the foregoing shall be granted to any account debtor without Lender's consent, except in the ordinary course of any Borrower's business in accordance with practices and policies previously disclosed in writing to Lender. So long as no Event of Default exists or has occurred and is continuing, Borrowers shall settle, adjust or compromise any claim, offset, counterclaim or dispute with any account debtor. At any time that an Event of Default exists or has occurred and is continuing, Lender shall, at its option, have the exclusive right to settle, adjust or compromise any claim, offset, counterclaim or dispute with account debtors or grant any credits, discounts or allowances.

     (b) Without limiting the obligation of Borrowers to deliver any other information to Lender, each Borrower shall promptly report to Lender any return of Inventory by any one account debtor if the Inventory so returned in such case has a value in excess of $50,000. At any time that Inventory is returned, reclaimed or repossessed, the Account (or portion thereof) which arose from the sale of such returned, reclaimed or repossessed Inventory shall not be deemed an Eligible Account. In the event any account debtor returns Inventory when an Event of Default exists or has occurred and is continuing, each Borrower shall, upon Lender's request, (i) hold the returned Inventory in trust for Lender, (ii) segregate all returned Inventory from all of its other property, (iii) dispose of the returned Inventory solely according to Lender's instructions, and

(iv) not issue any credits, discounts or allowances with respect thereto without Lender's prior written consent.

     (c) With respect to each Account: (i) the amounts shown on any invoice delivered to Lender or schedule thereof delivered to Lender shall be true and complete, (ii) no payments shall be made thereon except payments immediately delivered to Lender pursuant to the terms of this Agreement, (iii) no credit, discount, allowance or extension or agreement for any of the foregoing shall be granted to any account debtor except as reported to Lender in accordance with this Agreement and except for credits, discounts, allowances or extensions made or given in the ordinary course of each Borrower's business in accordance with practices and policies previously disclosed to Lender, (iv) there shall be no setoffs, deductions, contras, defenses, counterclaims or disputes existing or asserted with respect thereto except as reported to Lender in accordance with the terms of this Agreement, (v) none of the transactions giving rise thereto will violate any applicable State or Federal laws or regulations, all documentation relating thereto will be legally sufficient under such laws and regulations and all such documentation will be legally enforceable in accordance with its terms.

     (d) Lender shall have the right at any time or times, in Lender's name or in the name of a nominee of Lender, to verify the validity, amount or any other matter relating to any Account or other Collateral, by mail, telephone, facsimile transmission or otherwise.

     (e) Each Borrower shall deliver or cause to be delivered to Lender, with appropriate endorsement and assignment, with full recourse to such Borrower, all chattel paper and instruments which such Borrower now owns or may at any time acquire immediately upon Borrower's receipt thereof, except as Lender may otherwise agree.

     (f) Lender may, at any time or times that an Event of Default exists or has occurred and is continuing, (i) notify any or all account debtors that the Accounts have been assigned to Lender and that Lender has a security interest therein and Lender may direct any or all accounts debtors, Credit Card Issuers and Credit Card Processors to make payment of Accounts directly to Lender, (ii) extend the time of payment of, compromise, settle or adjust for cash, credit, return of merchandise or otherwise, and upon any terms or conditions, any and all Accounts or other obligations included in the Collateral and thereby discharge or release the account debtor or any other party or parties in any way liable for payment thereof without affecting any of the Obligations, (iii) demand, collect or enforce payment of any Accounts or such other obligations, but without any duty to do so, and Lender shall not be liable for its failure to collect or enforce the payment thereof nor for the negligence of its agents or attorneys with respect thereto and (iv) take whatever other action Lender may deem necessary or desirable for the protection of its interests. At any time that an Event of Default exists or has occurred and is continuing, at Lender's request, all invoices and statements sent to any account debtor, Credit Card Issuer and Credit Card Processor shall state that the Accounts and such other obligations have been assigned to Lender and are payable directly and only to Lender and each Borrower shall deliver to Lender such originals of documents evidencing the sale and delivery of goods or the performance of services giving rise to any Accounts as Lender may require.

     7.3 Inventory Covenants.  With respect to the Inventory:  (a) each Borrower
         --------------------
shall at all times maintain inventory records reasonably satisfactory to Lender, keeping correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, Borrower's cost therefor and daily withdrawals therefrom and additions thereto; (b) each Borrower shall conduct a physical count of the Inventory at least once each year, but at any time or times as Lender may request on or after an Event of Default, and promptly following such physical inventory shall supply Lender with a report in the form and with such specificity as may be reasonably satisfactory to Lender concerning such physical count; (c) each Borrower shall not remove any Inventory from the locations set forth or permitted herein, without the prior written consent of Lender, except for sales of Inventory in the ordinary course of such Borrower's business and except to move Inventory directly from one location set forth or permitted herein to another such location and except for Inventory shipped from the manufacturer thereof to such Borrower which is in transit to the locations set forth or permitted herein; (d) upon Lender's request, each Borrower shall, at its expense, twice in any twelve (12) month period, but at any time or times as Lender may request on or after an Event of Default, deliver or cause to be delivered to Lender written reports or appraisals as to the Inventory in form, scope and methodology acceptable to Lender and by an appraiser acceptable to Lender, addressed to Lender and upon which Lender is expressly permitted to rely; (e) each Borrower shall produce, use, store and maintain the Inventory with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with applicable laws (including the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto); (f) each Borrower assumes all responsibility and liability arising from or relating to the production, use, sale or other disposition of the Inventory; (g) each Borrower shall not sell Inventory to any customer on approval, or any other basis which entitles the customer to return or may obligate such Borrower to repurchase such Inventory except for the right of return given to customers of such Borrower consistent with its current policies as of the date hereof; (h) each Borrower shall keep the Inventory in good and marketable condition; and (i) Borrower shall not, acquire or accept any Inventory on consignment or approval.

     7.4 Equipment and Real  Property  Covenants.  With respect to the Equipment
         ----------------------------------------
and Real Property: (a) upon Lender's request, Borrowers shall, at their expense, no more than once in any twelve (12) month period, but at any time or times as Lender may request on or after an Event of Default, deliver or cause to be delivered to Lender written reports or appraisals as to the Equipment and/or the Real Property in form, scope and methodology acceptable to Lender and by an appraiser acceptable to Lender, addressed to Lender and upon which Lender is expressly permitted to rely; (b) each Borrower shall keep the Equipment in good order, repair, running and marketable condition (ordinary wear and tear excepted); (c) each Borrower shall use the Equipment and Real Property with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with all applicable laws; (d) the Equipment is and shall be used in each Borrower's business and not for personal, family, household or farming use; (e) each Borrower shall not remove any Equipment from the locations set forth or permitted herein, except to the extent necessary to have any Equipment repaired or maintained in the ordinary course of the business of such Borrower or to move Equipment directly from one location set forth or permitted herein to another such location and except for the movement of motor vehicles used by or for the benefit of each Borrower in the ordinary course of business and no Borrower shall remove any Equipment currently located in the United States to any location outside of the United States, except, that, Borrower may remove Equipment currently located in the United States to any location outside of the United States so long as at the time of such movement of Equipment each of the following conditions is satisfied: (i) Borrower notifies Lender of its intention to move such Equipment, (ii) the net book value of all such item of Equipment when aggregated with the net book value of all other Equipment moved out of the United States pursuant to this Section does not exceed $500,000, and (iii) as of the date of any such movement of Equipment and after giving effect thereto, no Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred and is continuing; (f) the Equipment is now and shall remain personal property and each Borrower shall not permit any of the Equipment to be or become a part of or affixed to real property so as to become a fixture or an accession to real property unless it is attached to the Real Property subject to a Mortgage; and (g) each Borrower assumes all responsibility and liability arising from the use of the Equipment and Real Property.

     7.5 Power of Attorney.  Each Borrower  hereby  irrevocably  designates  and
         ------------------
appoints Lender (and all persons designated by Lender) as such Borrower's true and lawful attorney-in- fact, and authorizes Lender, in such Borrower's or
Lender's name, to: (a) at any time an Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred and is continuing (i) demand payment on Receivables or other Collateral, (ii) enforce payment of Receivables by legal proceedings or otherwise, (iii) exercise all of such Borrower's rights and remedies to collect any Receivable or other Collateral, (iv) sell or assign any Receivable upon such terms, for such amount and at such time or times as the Lender deems advisable, (v) settle, adjust, compromise, extend or renew an Account, (vi) discharge and release any Receivable, (vii) prepare, file and sign such Borrower's name on any proof of claim in bankruptcy or other similar document against an account debtor other obligor in respect of any Receivables or other Collateral, (viii) notify the post office authorities to change the address for delivery of remittances from account debtors or other obligors in respect of Receivables or other proceeds of Collateral to an address designated by Lender, and open and dispose of all mail addressed to such Borrower and handle and store all mail relating to the Collateral; and (ix) do all acts and things which are necessary, in Lender's determination, to fulfill such Borrower's obligations under this Agreement and the other Financing Agreements and (b) at any time to (i) take control in any manner of any item of payment in respect of Receivables or constituting Collateral or otherwise received in or for deposit in the Blocked Accounts or otherwise received by Lender, (ii) have access to any lockbox or postal box into which remittances from account debtors or other obligors in respect of Receivables or other proceeds of Collateral are sent or received, (iii) endorse such Borrower's name upon any items of payment in respect of Receivables or constituting Collateral or otherwise received by Lender and deposit the same in Lender's account for application to the Obligations, (iv) endorse such Borrower's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Receivable or any goods pertaining thereto or any other Collateral, including any warehouse or other receipts, or bills of lading and other negotiable or non-negotiable documents, (v) clear Inventory the purchase of which was financed with Letter of Credit Accommodations through U.S. Customs in Borrower's name, Lender's name or the name of Lender's designee, and to sign and deliver to customs officials powers of attorney in such Borrower's name for such purpose, and to complete in Borrower's or Lender s name, any order, sale or transaction, obtain the necessary documents in connection therewith and collect the proceeds thereof, (vi) sign such Borrower's name on any verification of Receivables and notices thereof to account debtors or other obligors in respect thereof and (vii) execute in such Borrower's name and file any UCC financing statements or amendments thereto. Each Borrower hereby releases Lender and its officers, employees and designees from any liabilities arising from any act or acts under this power of attorney and in furtherance thereof, whether of omission or commission, except as a result of Lender's own gross negligence or wilful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction.

     7.6 Right to Cure. Lender may, at its option, (a) upon notice to Borrowers,
         --------------
cure any default by any Borrower under any material agreement with a third party which affects the Collateral, its value or the ability of Lender to collect, sell or otherwise dispose of the Collateral or the rights and remedies of Lender therein or the ability of any Borrower to perform its obligations under the other Financing Agreements, (b) pay or bond on appeal any judgment entered against Borrower, (c) discharge taxes, liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral and (d) pay any amount, incur any expense or perform any act which, in Lender's judgment, is necessary or appropriate to preserve, protect, insure or maintain the Collateral and the rights of Lender with respect thereto. Lender may add any amounts so expended to the Obligations and charge any Borrower's account therefor, such amounts to be repayable by Borrowers on demand. Lender shall be under no obligation to effect such cure, payment or bonding and shall not, by doing so, be deemed to have assumed any obligation or liability of Borrowers. Any payment made or other action taken by Lender under this Section shall be without prejudice to any right to assert an Event of Default hereunder and to proceed accordingly.

     7.7 Access to Premises.  From time to time as  requested by Lender,  at the
         -------------------
cost and expense of Borrowers (a) Lender or its designee shall have complete access to all of Borrower' premises during normal business hours and after notice to Borrower, or at any time and without notice to Borrowers if an Event of Default exists or has occurred and is continuing, for the purposes of inspecting, verifying and auditing the Collateral and all of Borrowers' books and records, including the Records, and (b) each Borrower shall promptly furnish to Lender such copies of such books and records or extracts therefrom as Lender may request, and (c) Lender or its designee may use during normal business hours such of each Borrower's personnel, equipment, supplies and premises as may be reasonably necessary for the foregoing (provided, that, Borrowers shall make such personnel, equipment, supplies and premises available to Lender or its designee in such manner so as to minimize any interference with the operations of Borrowers and so as to enable Lender or its designee to comply with applicable health and safety procedures and regulations) and if an Event of Default exists or has occurred and is continuing for the collection of Accounts and realization of other Collateral.

     7.8 Bills of Lading  and Other  Documents  of Title.  In the event that any
         ------------------------------------------------
Inventory which would otherwise be Eligible Inventory located outside the United States of America which is in transit to premises of a Customs Broker in the United States or premises of a Borrower as described in the definition of Eligible Inventory, constitutes Eligible Inventory then (a) each

Borrower shall cause all bills of lading and other documents of title relating to goods being purchased by such Borrower which are outside the United States and in transit to the premises of such Borrower or the premises of a Customs Broker in the United States to name such Borrower as consignee, unless and until Lender may direct otherwise; (b) at such time and from time to time as Lender may direct, each Borrower shall cause Lender or such financial institution or other person as Lender may specify to be named as consignee; (c) without limiting any other rights of Lender hereunder, Lender shall have the right to endorse and negotiate on behalf of, and as attorney-in-fact for, each Borrower any bill of lading or other document of title with respect to such goods naming such Borrower as consignee to Lender; (d) there shall be three (3) originals of each of such bill of lading or other document of title which unless and until Lender shall direct otherwise shall be delivered as follows: (i) one (1) original to such Customs Broker as each Borrower may specify (so long as Lender has received a Collateral Access Agreement duly authorized, executed and delivered by such Customs Broker), and (ii) two (2) originals to Lender or to such other person as Lender may designate for such purpose; (e) such Borrower shall obtain a copy (but not the originals) of such bill of lading or other documents from the Customs Broker; and (f)such Borrower shall cause all bills of lading or other documents of title relating to goods purchased by such Borrower which are outside the United States and in transit to the premises of such Borrower or the premises of a Customs Broker in the United States to be issued in a form so as to constitute negotiable documents as such term is defined in the Uniform Commercial Code.


SECTION 8. REPRESENTATIONS AND WARRANTIES
           ------------------------------

     Each Borrower hereby, jointly and severally, represents and warrants to Lender the following (which shall survive the execution and delivery of this Agreement), the truth and accuracy of which are a continuing condition of the making of Loans and providing Letter of Credit Accommodations by Lender to Borrowers.

     8.1 Corporate Existence, Power and Authority;  Subsidiaries.  Each Borrower
         --------------------------------------------------------
is a corporation duly organized and in good standing under the laws of its state of incorporation and is duly qualified as a foreign corporation and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on such Borrower's financial condition, results of operation or business or the rights of Lender in or to any of the Collateral. The execution, delivery and performance of this Agreement, the other Financing Agreements and the transactions contemplated hereunder and thereunder are all within each Borrower's corporate powers, have been duly authorized and are not in contravention of law or the terms of such Borrower's certificate of incorporation, by-laws, or other organizational documentation, or any indenture, agreement or undertaking to which such Borrower is a party or by which such Borrower or its property are bound. This Agreement and the other Financing Agreements constitute legal, valid and binding obligations of each Borrower enforceable against it in accordance with their respective terms. Borrowers do not have any Subsidiaries except as set forth on the Information Certificate.

     8.2 Financial  Statements;  No Material  Adverse Change.  (a) All financial
         ----------------------------------------------------
statements relating to Borrowers which have been or may hereafter be delivered by Borrowers to Lender have been prepared in accordance with GAAP and fairly present the financial condition and the results of operation of Borrowers as at the dates and for the periods set forth therein. Except as disclosed in any interim financial statements furnished by Borrowers to Lender prior to the date of this Agreement, there has been no material adverse change in the assets, liabilities, properties and condition, financial or otherwise, of Borrowers, since the date of the most recent audited financial statements furnished by Borrowers to Lender prior to the date of this Agreement.

     (b) The pro forma balance sheets and future cash flow projections attached as Schedule 8.2 for Duck Head and its Subsidiaries (together with the summaries of assumptions and projected assumptions, based on historical performance with respect thereto) furnished by Duck Head to Lender prior to the date of this Agreement represent the reasonable, good faith opinion of Duck Head and its management as to the subject matter thereof.

     8.3 Chief  Executive  Office;  Collateral  Locations.  The chief  executive
         -------------------------------------------------
office of each Borrower and such Borrower's Records concerning Accounts are located only at the addresses set forth on the signature page hereto and its only other places of business and the only other locations of Collateral, if any, are the addresses set forth in the Information Certificate, subject to the right of each Borrower to establish new locations in accordance with Section 9.2 below. The Information Certificates correctly identifies any of such locations which are not owned by Borrowers and sets forth the owners and/or operators thereof and to the best of each Borrower's knowledge, the holders of any mortgages on such locations.

     8.4 Priority of Liens;  Title to  Properties.  The security  interests  and
         -----------------------------------------
liens granted to Lender under this Agreement and the other Financing Agreements constitute valid and perfected first priority liens and security interests in and upon the Collateral subject only to the liens indicated on Schedule 8.4 hereto and the other liens permitted under Section 9.8 hereof (other than as to specific items of Collateral as to which the security interest of Lender is not required as of the date hereof to be perfected consisting of the Excluded Property). Each Borrower has good and marketable title to all of its properties and assets subject to no liens, mortgages, pledges, security interests, encumbrances or charges of any kind, except those granted to Lender and such others as are specifically listed on Schedule 8.4 hereto or permitted under
Section 9.8 hereof.

     8.5 Tax  Returns.  Each  Borrower  has filed,  or caused to be filed,  in a
         -------------
timely manner all tax returns, reports and declarations which are required to be filed by it. All information in such tax returns, reports and declarations is complete and accurate in all material respects. Each Borrower has paid or caused to be paid all taxes due and payable or claimed due and payable in any assessment received by it, and has collected, deposited and remitted in accordance with all applicable laws all sales and/or use taxes applicable to the conduct of its business, except taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to each Borrower and with respect to which adequate reserves have been set aside on its books. Adequate provision has been made for the payment of all accrued and unpaid Federal, State, county, local, foreign and other taxes whether or not yet due and payable and whether or not disputed. Each Borrower has collected and deposited in a separate bank account or remitted to the appropriate tax authority all sales and/or use taxes applicable to its business required to be collected under the laws of the United States and each possession or territory thereof, and each State or political subdivision thereof, including any State in which each Borrower owns any Inventory or owns or leases any other property.

     8.6 Litigation.  Except as set forth on the Information Certificate,  there
         -----------
is no present investigation by any Governmental Authority pending, or to the best of any Borrower's knowledge threatened, against or affecting Borrower, its assets or business and there is no action, suit, proceeding or claim by any Person pending, or to the best of any Borrower's knowledge threatened, against such Borrower or its assets or goodwill, or against or affecting any transactions contemplated by this Agreement, which if adversely determined against such Borrower would result in any material adverse change in the assets, business or prospects of such Borrower or would impair the ability of such Borrower to perform its obligations hereunder or under any of the other
Financing Agreements to which it is a party or of Lender to enforce any Obligations or realize upon any Collateral.

     8.7 Compliance with Other Agreements and Applicable Laws.
         -----------------------------------------------------

     (a) Each Borrower is not in default in any material respect under, or in violation in any respect of any of the terms of, any agreement, contract, instrument, lease or other commitment to which it is a party or by which it or any of its assets are bound. Each Borrower is in compliance in all material respects with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority relating to its business, including, without limitation, those set forth in or promulgated pursuant to the Occupational Safety and Health Act of 1970, as amended, the Fair Labor Standards Act of 1938, as amended, ERISA, the Code, as amended, and the rules and regulations thereunder, all Federal, State and local statutes, regulations, rules and orders relating to consumer credit (including, without limitation, as each has been amended, the Truth-in-Lending Act, the Fair Credit Billing Act, the Equal Credit Opportunity Act and the Fair Credit Reporting Act, and regulations, rules and orders promulgated thereunder), all Federal, State and local states, regulations, rules and orders pertaining to sales of consumer goods (including, without limitation, the Consumer Products Safety Act of 1972, as amended, and the Federal Trade Commission Act of 1914, as amended, and all regulations, rules and orders promulgated thereunder).

     (b) Each Borrower has obtained all material permits, licenses, approvals, consents, certificates, orders or authorizations of any governmental agency required for the lawful conduct of its business. Schedule 8.7 hereto sets forth all material permits, licenses, approvals, consents, certificates, orders or authorizations (the "Permits") issued to or held by Borrowers as of the date hereof by any Federal, State or local governmental agency and any applications pending by Borrowers with such federal, state or local governmental agency. The Permits constitute all permits, licenses, approvals, consents, certificates, orders or authorizations necessary for each Borrower to own and operate its business as presently conducted or proposed to be conducted where the failure to have such Permits would have a material adverse effect on the business, performance, operations or properties of such Borrower or the legality, validity or enforceability of this Agreement or the other Financing Agreements or the ability of Borrower to perform its obligations under the Agreement or any of the other Financing Agreements or the rights and remedies of Lender under this Agreement or any of the other Financing Agreements. All of the Permits are valid and subsisting and in full force and effect. There are no actions, claims or proceedings pending or threatened that seek the revocation, cancellation, suspension or modification of any of the Permits.

     8.8 Environmental Compliance.
         -------------------------

     (a) Except as set forth on Schedule 8.8 hereto, each Borrower and any Subsidiary have not generated, used, stored, treated, transported, manufactured, handled, produced or disposed of any Hazardous Materials, on or off its premises (whether or not owned by it) in any manner which at any time violates any applicable Environmental Law or any license, permit, certificate, approval or similar authorization thereunder and the operations of such Borrower and any Subsidiary complies in all material respects with all Environmental Laws and all licenses, permits, certificates, approvals and similar authorizations thereunder.

     (b) Except as set forth on Schedule 8.8 hereto, there has been no investigation, proceeding, complaint, order, directive, claim, citation or notice by any Governmental Authority or any other person nor is any pending or to the best of each Borrower's knowledge threatened, with respect to any non-compliance with or violation of the requirements of any Environmental Law by any Borrower and any Subsidiary or the release, spill or discharge, threatened or actual, of any Hazardous Material or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials or any other environmental, health or safety matter, which affects such Borrower or its business, operations or assets or any properties at which such Borrower has transported, stored or disposed of any Hazardous Materials.

     (c) Each Borrower and its Subsidiaries have no material liability (contingent or otherwise) in connection with a release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials.

     (d) Each Borrower and its Subsidiaries have all licenses, permits, certificates, approvals or similar authorizations required to be obtained or filed in connection with the operations of such Borrower under any Environmental Law and all of such licenses, permits, certificates, approvals or similar authorizations are valid and in full force and effect.

     8.9 Employee Benefits.
         ------------------

     (a) Each Plan is in material compliance with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service and to the best knowledge of each Borrower, nothing has occurred which would cause the loss of such qualification. Each Borrower and its ERISA Affiliates have made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

     (b) There are no pending or to the best knowledge of any Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has not been fully cured by reversal of the transaction or otherwise, including payment in full of any applicable fees or penalties.

     (c) (i) No ERISA  Event has  occurred or is  reasonably  expected to occur;
(ii) the current value of each Plan's assets (determined in accordance with the assumptions used for funding such Plan pursuant to Section 412 of the Code) do not exceed such Plan's liabilities under Section 4001(a)(16) of ERISA;
(iii) each Borrower and its ERISA Affiliate have not incurred and do not reasonably expect to incur, any liability under Title IV of ERISA with respect to any Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) each Borrower and its ERISA Affiliates have not incurred and do not reasonably expect to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) each Borrower and its ERISA Affiliates have not engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

     8.10 Bank Accounts.  All of the deposit  accounts,  investment  accounts or
          --------------
other accounts in the name of or used by each Borrower maintained at any bank or other financial institution are set forth on Schedule 8.10 hereto, subject to the right of each Borrower to establish new accounts in accordance with Section
9.13 below.

     8.11 Intellectual Property.  Borrower owns or licenses or otherwise has the
          ----------------------
right to use all Intellectual Property necessary for the operation of its business as presently conducted or proposed to be conducted. As of the date hereof, Borrower does not have any Intellectual Property registered, or subject to pending applications, in the United States Patent and Trademark Office or any similar office or agency in the United States, any State thereof, any political subdivision thereof or in any other country, other than those described in
Schedule 8.11 hereto and has not granted any licenses with respect thereto other than as set forth in Schedule 8.11 hereto. No event has occurred which permits or would permit after notice or passage of time or both, the revocation, suspension or termination of such rights. To the best of the knowledge of Borrower, no slogan or other advertising device, product, process, method, substance or other Intellectual Property or goods bearing or using any Intellectual Property presently contemplated to be sold by or employed by Borrower infringes any patent, trademark, servicemark, tradename, copyright, license or other Intellectual Property owned by any other Person presently and no claim or litigation is pending or threatened against or affecting Borrower contesting its right to sell or use any such Intellectual Property. Schedule
8.11 sets forth all of the agreements or other arrangements of Borrower pursuant to which Borrower has a license or other right to use any trademarks, logos, designs, representations or other Intellectual Property owned by another person as in effect on the date hereof and the dates of the expiration of such agreements or other arrangements of Borrower as in effect on the date hereof. No trademark, servicemark or other

Intellectual Property at any time used by Borrower which is owned by another person, or owned by Borrower subject to any security interest, lien, collateral assignment, pledge or other encumbrance in favor of any person other than Lender, is affixed to any Eligible Inventory, except to the extent permitted under the term of the license agreements listed on Schedule 8.11 hereto.

     8.12 Acquisition of Assets.
          ----------------------

     (a) The Distribution Agreements and the transactions contemplated thereunder have been duly executed, delivered and performed (except to the extent that the Distribution Agreements as in effect on the date hereof expressly contemplate performance after the date hereof) in accordance with their terms by the respective parties thereto in all material respects, including the fulfillment of all conditions precedent set forth therein and giving effect to the terms of the Distribution Agreements and the assignments to be executed and delivered by Woodside (or any of its affiliates or subsidiaries) thereunder, each Borrower has acquired and has good and marketable title to the assets, free and clear of all claims, liens, pledges and encumbrances of any kind, except as permitted hereunder. Duck Head has acquired all of the assets consisting of the Duck Head Apparel Company division of all of the various subsidiaries of Woodside.

     (b) All actions and proceedings, required by the Distribution Agreements in respect of the Intercompany Reorganization (as such term is defined in the DWI Distribution Agreement), applicable law or regulation (including, but not limited to, compliance with the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended if applicable) to be taken or have been taken and the transactions required thereunder have been duly and validly taken and consummated hereof (except for those provisions thereof that are solely for the benefit of Woodside and not for Duck Head and do not otherwise affect or relate to Duck Head).

     (c)  No  court  of  competent   jurisdiction  has  issued  any  injunction,
restraining   order  or  other  order  which   prohibits   consummation  of  the
transactions described in the Distribution Agreements and no governmental or other action or proceeding has been threatened or commenced, seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the Distribution Agreements.

     (d) Borrowers has delivered, or caused to be delivered, to Lender, true, correct and complete copies of the Distribution Agreements.

     8.13 Capitalization.
          ---------------

     (a) All of the issued and outstanding shares of Capital Stock of Merchandising are directly and beneficially owned and held by Duck Head.

     (b) Each Borrower is solvent and will continue to be solvent after the creation of the Obligations, the security interests of Lender and the other transaction contemplated hereunder, is able to pay its debts as they mature and has (and has reason to believe it will continue to have) sufficient capital (and not unreasonably small capital) to carry on its business and all businesses in which it is about to engage. The assets and properties of each Borrower at a fair valuation and at their present salable value are, and will be, greater than the Indebtedness of such Borrower, and including subordinated and contingent liabilities computed at the amount which, to the best of each Borrower's knowledge, represents an amount which can reasonably be expected to become an actual or mature liability.

     8.14 Labor Disputes.
          ---------------

     (a) Set forth on Schedule 8.14 hereto is a list (including dates of termination) of all collective bargaining or similar agreements between or applicable to each Borrower and any union, labor organization or other bargaining agent in respect of the employees of each Borrower on the date hereof.

     (b) There is (i) no significant unfair labor practice complaint pending against any Borrower or, to the best of the knowledge of Borrowers, threatened against it, before the National Labor Relations Board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is pending on the date hereof against any Borrower or, to best of the knowledge of each Borrower, threatened against it, and (ii) no significant strike, labor dispute, slowdown or stoppage is pending against any Borrower or, to the best of the knowledge of Borrowers, threatened against any Borrower.

     8.15 Corporate Name;  Prior  Transactions.    Each Borrower has not, during
          -------------------------------------
the past five years, been known by or used by any other corporate or fictitious name or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property or assets out of the ordinary course of business, except as set forth in the Information Certificate.

     8.16 Restrictions on  Subsidiaries.  Except  for restrictions  contained in
          ------------------------------
this Agreement or any other agreement with respect to Indebtedness of Borrowers permitted hereunder as in effect on the date hereof, there are no contractual or consensual restrictions on any Borrower or any of its Subsidiaries which prohibit or otherwise restrict (a) the transfer of cash or other assets
(i) between   Borrower  and  any  of  its   Subsidiaries  or  (ii) between   any
Subsidiaries of Borrowers or (b) the ability of any Borrower or any of its Subsidiaries to incur Indebtedness or grant security interests to Lender in the Collateral.

     8.17  Material  Contracts.  Schedule  8.17 hereto  sets forth all  Material
           --------------------
Contracts to which any Borrower is a party or is bound as of the date hereof. Each Borrower has delivered true, correct and complete copies of such Material Contracts to Lender on or before the date hereof. Each Borrower is not in breach of or in default under any Material Contract and has not received any notice of the intention of any other party thereto to terminate any Material Contract.

     8.18 Accuracy and Completeness of Information. All information furnished by
          -----------------------------------------
or on behalf of Borrowers in writing to Lender in connection with this Agreement or any of the other Financing Agreements or any transaction contemplated hereby or thereby, including all information on the Information Certificate is true and correct in all material respects on the date as of which such information is dated or certified and does not omit any material fact necessary in order to make such information not misleading. No event or circumstance has occurred which has had or could reasonably be expected to have a material adverse affect on the business, assets or prospects of any Borrower, which has not been fully and accurately disclosed to Lender in writing.

     8.19 Survival of Warranties; Cumulative. All representations and warranties
          -----------------------------------
contained in this Agreement or any of the other Financing Agreements shall survive the execution and delivery of this Agreement and shall be deemed to have been made again to Lender on the date of each additional borrowing or other credit accommodation hereunder and shall be conclusively presumed to have been relied on by Lender regardless of any investigation made or information possessed by Lender. The representations and warranties set forth herein shall be cumulative and in addition to any other representations or warranties which each Borrower shall now or hereafter give, or cause to be given, to Lender.

     8.20 Credit Card Agreements. Set forth in Schedule 8.20 hereto is a correct
          -----------------------
and complete list of (a) all of the Credit Card Agreements and all other agreements, documents and instruments existing as of the date hereof between or among any Borrower, any of its affiliates, the Credit Card Issuers, the Credit Card Processors and any of their affiliates, (b) the percentage of each sale payable to the Credit Card Issuer or Credit Card Processor under the terms of the Credit Card Agreements, (c) all other fees and charges payable by each Borrower under or in connection with the Credit Card Agreements and (d) the term of such Credit Card Agreements. The Credit Card Agreements constitute all of such agreements necessary for each Borrower to operate its business as presently conducted with respect to credit cards and debit cards and no Accounts of Borrower arise from purchases by customers of Inventory with credit cards or debit cards, other than those which are issued by Credit Card Issuers with whom any Borrower has entered into one of the Credit Card Agreements set forth on
Schedule 8.20 hereto or with whom each Borrower has entered into a Credit Card Agreement in accordance with Section 9.21 hereof. Each of the Credit Card Agreements constitutes the legal, valid and binding obligations of such Borrower and to the best of Borrower's knowledge, the other parties thereto, enforceable in accordance with their respective terms and are in full force and effect. No default or event of default, or act, condition or event which after notice or passage of time or both, would constitute a default or an event of default under any of the Credit Card Agreements exists or has occurred. Each Borrower and the other parties thereto have complied with all of the terms and conditions of the Credit Card Agreements to the extent necessary for such Borrower to be entitled to receive all payments thereunder. Each Borrower has delivered, or caused to be delivered to Lender, true, correct and complete copies of all of the Credit Card Agreements.

SECTION 9. AFFIRMATIVE AND NEGATIVE COVENANTS
           ----------------------------------

     9.1  Maintenance of Existence.  Each Borrower shall at all times  preserve,
          -------------------------
renew and keep in full, force and effect its corporate existence and rights and franchises with respect thereto and maintain in full force and effect all permits, licenses, trademarks, tradenames, approvals, authorizations, leases and contracts necessary to carry on the business as presently or proposed to be conducted. Each Borrower shall give Lender thirty (30) days prior written notice of any proposed change in its corporate name, which notice shall set forth the new name and such Borrower shall deliver to Lender a copy of the amendment to the Certificate of Incorporation of such Borrower providing for the name change certified by the Secretary of State of the jurisdiction of incorporation of such Borrower as soon as it is available.

     9.2 New  Collateral  Locations.  Each  Borrower  may open any new  location
         ---------------------------
within the continental United States provided such Borrower (a) gives Lender fifteen (15) days prior written notice of the intended opening of any such new location and (b) executes and delivers, or causes to be executed and delivered, to Lender such agreements, documents, and instruments as Lender may deem reasonably necessary or desirable to protect its interests in the Collateral at such location, including UCC financing statements.

     9.3 Compliance with Laws, Regulations, Etc.
         ---------------------------------------

     (a) Each Borrower shall, and shall cause any Subsidiary to, at all times, comply in all material respects with all laws, rules, regulations, licenses, permits, approvals and orders applicable to it and duly observe all requirements of any Federal, State or local Governmental Authority, including ERISA, the Code, the Occupational Safety and Health Act of 1970, as amended, the Fair Labor Standards Act of 1938, as amended, and all statutes, rules, regulations, orders, permits and stipulations relating to environmental pollution and employee health and safety, including all of the Environmental Laws.

     (b) At the reasonable request of Lender and in any event, to the extent required by applicable law, each Borrower shall establish and maintain, at its expense, a system to assure and monitor its continued compliance with all Environmental Laws in all of its operations, which system shall include annual reviews of such compliance by employees or agents of such Borrower who are familiar with the requirements of the Environmental Laws. Copies of all environmental surveys, audits, assessments, feasibility studies and results of remedial investigations shall be promptly furnished, or caused to be furnished, by such Borrower to Lender. Each Borrower shall take prompt and appropriate action to respond to any non- compliance with any of the Environmental Laws and shall regularly report to Lender on such response.

     (c) Each Borrower shall give both oral and written notice to Lender immediately upon such Borrower's receipt of any notice of, or such Borrower's otherwise obtaining knowledge of, (i) the occurrence of any event involving the release, spill or discharge, threatened or actual, of any Hazardous Material or
(ii) any investigation, proceeding, complaint, order, directive, claims, citation or notice with respect to: (A) any non-compliance with or violation of any Environmental Law by such Borrower or (B) the release, spill or discharge, threatened or actual, of any Hazardous Material or (C) the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials or (D) any other environmental, health or safety matter, which affects Borrower or its business, operations or assets or any properties at which Borrower transported, stored or disposed of any Hazardous Materials.

     (d) Without limiting the generality of the foregoing, whenever Lender reasonably determines that there is non-compliance, or any condition which requires any action by or on behalf of any Borrower in order to avoid any material non-compliance, with any Environmental Law, Borrower shall, at Lender's request and Borrowers' expense: (i) cause an independent environmental engineer acceptable to Lender to conduct such tests of the site where such Borrower's non-compliance or alleged non-compliance with such Environmental Laws has occurred as to such non-compliance and prepare and deliver to Lender a report as to such non- compliance setting forth the results of such tests, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof and (ii) provide to Lender a supplemental report of such engineer whenever the scope of such non-compliance, or Borrower's response thereto or the estimated costs thereof, shall change in any material respect.

     (e) Each Borrower shall indemnify and hold harmless Lender, its directors, officers, employees, agents, invitees, representatives, successors and assigns, from and against any and all losses, claims, damages, liabilities, costs, and expenses (including attorneys' fees and legal expenses) directly or indirectly arising out of or attributable to the use, generation, manufacture, reproduction, storage, release, threatened release, spill, discharge, disposal or presence of a Hazardous Material, including the costs of any required or necessary repair, cleanup or other remedial work with respect to any property of any Borrower and the preparation and implementation of any closure, remedial or other required plans. All representations, warranties, covenants and indemnifications in this Section 9.3 shall survive the payment of the Obligations and the termination or non-renewal of this Agreement.

     9.4 Payment of Taxes and Claims.  Each Borrower shall,  and shall cause any
         ----------------------------
Subsidiary to, duly pay and discharge all taxes, assessments, contributions and governmental charges upon or against it or its properties or assets, except for taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to such Borrower or such Subsidiary, as the case may be, and with respect to which adequate reserves have been set aside on its books. Each Borrower shall be liable for any tax or penalties imposed on Lender as a result of the financing arrangements provided for herein and each Borrower agrees to indemnify and hold Lender harmless with respect to the foregoing, and to repay to Lender on demand the amount thereof, and until paid by Borrowers such amount shall be added and deemed part of the Loans, provided, that, nothing contained herein shall be construed to require Borrower to pay any income or franchise taxes attributable to the income of Lender from any amounts charged or paid hereunder to Lender. The foregoing indemnity shall survive the payment of the Obligations and the termination or non-renewal of this Agreement.

     9.5 Insurance.  Each Borrower shall,  and shall cause any Subsidiary to, at
         ----------
all times, maintain with financially sound and reputable insurers insurance with respect to the Collateral against loss or damage and all other insurance of the kinds and in the amounts customarily insured against or carried by corporations of established reputation engaged in the same or similar businesses and similarly situated. Said policies of insurance shall be satisfactory to Lender as to form, amount and insurer. Each Borrower shall furnish certificates, policies or endorsements to Lender as Lender shall require as proof of such insurance, and, if such Borrower fails to do so, Lender is authorized, but not required, to obtain such insurance at the expense of

Borrowers. All policies shall provide for at least thirty (30) days prior written notice to Lender of any cancellation or reduction of coverage and that Lender may act as attorney for any Borrower in obtaining, and at any time an Event of Default exists or has occurred and is continuing, adjusting, settling, amending and canceling such insurance. Each Borrower shall cause Lender to be named as a loss payee and an additional insured (but without any liability for any premiums) under such insurance policies and such Borrower shall obtain non-contributory lender's loss payable endorsements to all insurance policies in form and substance satisfactory to Lender. Such lender's loss payable endorsements shall specify that the proceeds of such insurance shall be payable to Lender as its interests may appear and further specify that Lender shall be paid regardless of any act or omission by Borrower or any of its Affiliates. At its option, Lender may apply any insurance proceeds received by Lender at any time to the cost of repairs or replacement of Collateral and/or to payment of the Obligations, whether or not then due, in any order and in such manner as Lender may determine or hold such proceeds as cash collateral for the Obligations.

     9.6 Financial Statements and Other Information.
         -------------------------------------------

     (a) Each Borrower shall, and shall cause any Subsidiary to, keep proper books and records in which true and complete entries shall be made of all dealings or transactions of or in relation to the Collateral and the business of Borrower and its Subsidiaries in accordance with GAAP. Borrower shall promptly furnish to Lender all such financial and other information as Lender shall reasonably request relating to the Collateral and the assets, business and operations of each Borrower, and to notify the auditors and accountants of each Borrower that Lender is authorized to obtain such information directly from them. Without limiting the foregoing, Borrowers shall furnish or cause to be furnished to Lender, the following: (i) within thirty (30) days after the end of each fiscal month (other than the end of a fiscal quarter), monthly unaudited consolidated financial statements (including in each case balance sheets, statements of income and loss, statements of cash flow, and statements of shareholders' equity), all in reasonable detail, fairly presenting the financial position and the results of the operations of Duck Head and its Subsidiaries as of the end of and through such fiscal month, certified to be correct by the chief financial officer of Duck Head, subject to normal year-end adjustments,
(ii) within forty-five (45) days after the end of each fiscal quarter (other than at the end of the fiscal year), unaudited consolidated financial statements (including in each case balance sheets, statements of income and loss, statements of cash flow, and statements of shareholders' equity) and (iii) within ninety (90) days after the end of each fiscal year, audited consolidated financial statements of Duck Head and its Subsidiaries (including in each case balance sheets, statements of income and loss, statements of cash flow and statements of shareholders' equity), and the accompanying notes thereto, all in reasonable detail, fairly presenting the financial position and the results of the operations of Duck Head and its Subsidiaries as of the end of and for such fiscal year, together with the unqualified opinion of independent certified public accountants, which accountants shall be an independent accounting firm selected by Duck Head and reasonably acceptable to Lender, that such financial statements have been prepared in accordance with GAAP, and present fairly the results of operations and financial condition of Borrower and its Subsidiaries as of the end of and for the fiscal year then ended.

     (b) Each Borrower shall promptly notify Lender in writing of the details of
(i) any loss, damage, investigation, action, suit, proceeding or claim relating to the Collateral or any other property which is security for the Obligations or which would result in any material adverse change in such Borrower's business, properties, assets, goodwill or condition, financial or otherwise, (ii) any Material Contract of any Borrower being terminated or amended or any new
Material Contract entered into (in which event such Borrower shall provide Lender with a copy of such Material Contract), (iii) any order, judgment or decree in excess of $500,000 shall have been entered against any Borrower or any of its properties or assets, (iv) any notification of violation of laws or regulations received by any Borrower, (v) any ERISA Event, and (vi) the occurrence of any Event of Default or act, condition or event which, with notice or the passage of time or giving of notice or both, would constitute an Event of Default.

     (c) Borrowers shall promptly after the sending or filing thereof furnish or cause to be furnished to Lender copies of all reports which any Borrower sends to its stockholders generally and copies of all reports and registration statements which Borrower files with the Securities and Exchange Commission, any national securities exchange or the National Association of Securities Dealers, Inc.

     (d) Without limiting the rights of Lender under any other provision of this Agreement, as soon as available, but in any event not later than three (3) days after the end of each calendar month, each Borrower shall deliver to Lender, in form and substance satisfactory to Lender, in each case certified by the chief financial officer of such Borrower as true and correct: (i) a statement confirming the payment of rent and other amounts due to owners and lessors of real property used by such Borrower in the immediately preceding month (subject to year-end or periodic adjustments) which have not executed Collateral Access Agreements, and (ii) the addresses of existing retail store locations closed, in each case since the date of the most recent certificate delivered to Lender containing the information required under this clause.

     (e) Borrowers shall deliver, or cause to be delivered, to Lender, within ninety (90) days from the date hereof, an opening unaudited consolidated balance sheet of Duck Head and its Subsidiaries after giving effect to the transactions contemplated by this Agreement and the Distribution Agreements which present fairly the financial condition of Borrower as of such date.

     (f) Each Borrower shall furnish or cause to be furnished to Lender such budgets, forecasts, projections and other information respecting the Collateral and the business of such Borrower, as Lender may, from time to time, reasonably request. Lender is hereby authorized to deliver a copy of any financial statement or any other information relating to the business of any Borrower to any court or other Governmental Authority to the extent required by statute, rule, regulation, subpoena or court order or to any participant or assignee or prospective participant or assignee. Each Borrower hereby irrevocably authorizes and directs all accountants or auditors to deliver to Lender, at Borrowers' expense, copies of the financial statements of Borrowers and any reports or management letters prepared by such accountants or auditors on behalf of Borrowers and to disclose to Lender such information as they may have regarding the business of Borrowers. Any documents, schedules, invoices or other papers delivered to Lender may be destroyed or otherwise disposed of by Lender one (1) year after the same are delivered to Lender, except as otherwise designated by Borrower to Lender in writing.

     9.7 Sale of Assets, Consolidation,  Merger, Dissolution, Etc. Each Borrower
         ---------------------------------------------------------
shall not, and shall not permit any Subsidiary to, directly or indirectly,

     (a) merge into or with or consolidate with any other Person or permit any other Person to merge into or with or consolidate with it except that any Borrower may merge with and into or consolidate with the other Borrower, provided, that, each of the following conditions is satisfied as determined by
Lender: (i) Lender shall have received not less than ten (10) days prior written notice of the intention of such Borrower to so merge or consolidate and such information with respect thereto as Lender may request, (ii) as of the effective date of the merger or consolidation and after giving effect thereto, no Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default, shall exist or have occurred and be continuing, (iii) Lender shall have received true, correct and complete copies of all agreements, documents and instruments relating to such merger or consolidation, including, but not limited to, the certificate or certificates of merger or consolidation to be filed with each appropriate Secretary of State or other Governmental Authority (and promptly after such merger or consolidation is effective, as such certificate or certificates of merger or consolidation have been filed with each appropriate Secretary of State or other Governmental Authority), and (iv) each Obligor shall ratify and confirm that its guarantees of the Obligations shall apply to the Obligations as assumed by such surviving entity; or

     (b) sell, assign, lease, transfer, abandon or otherwise dispose of any Capital Stock or Indebtedness to any other Person or any of its assets to any other Person, except for

          (i) sales of Inventory in the ordinary course of business,

          (ii) the  disposition  of any of the  embroidery  equipment  listed on
     Schedule 1.36 hereto and the Real Property of Borrower located at Planta Jupiter, Contigua al Motel Amar, San Francisco de Dos Rios, San Jose, Costa Rica,

          (iii) the disposition of worn-out or obsolete Equipment so long as such disposition shall not, in the good faith determination of Lender, have a material adverse effect on the condition (financial or otherwise), business, performance, operations or properties of such Borrower; the ability of Borrower to repay the Obligations or of such Borrower to perform its obligations under this Agreement or any of the other Financing Agreements,

          (iv) the issuance and sale by Duck Head of Capital Stock of Duck Head after the date hereof; provided, that, (A) Lender shall have received not less than ten (10) Business Days prior written notice of such issuance and sale by Duck Head, which notice shall specify the parties to whom such shares are to be sold, the terms of such sale, the total amount which it is anticipated will be realized from the issuance and sale of such stock and the net cash proceeds which it is anticipated will be received by Borrower from such sale, (B) Borrower shall not be required to pay any cash dividends or repurchase or redeem such Capital Stock or make any other payments in respect thereof except as permitted in Section 9.11 hereof, (C) the terms of such Capital Stock, and the terms and conditions of the purchase and sale thereof, shall not include any terms that include any limitation on the right of Duck Head to request or receive Loans or Letter of Credit Accommodations or the right of Duck Head to amend or modify any of the terms and conditions of this Agreement or any of the other Financing Agreements or otherwise in any way relate to or affect the arrangements of Duck Head with Lender are more restrictive or burdensome to Duck Head than the terms of any Capital Stock in effect on the date hereof, and (D) as of the date of such issuance and sale and after giving effect thereto, no Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred;

          (v) the issuance of Capital Stock of Duck Head consisting of common stock pursuant to (A) a stock option plan, 401(k) plan or incentive stock award plan of Duck Head for the benefit of its employees, directors and consultants, provided, that, in no event shall Duck Head be required to issue, or shall Duck Head issue, Capital Stock pursuant to such stock option plan, 401(k) plan or incentive stock award plan which would result in an Event of Default, (B) the option granted to Robert D. Rockey to purchase up to 1,000,000 shares of DH Apparel Company, Inc. common stock on the date six (6) months after the distribution of DH Apparel Company's stock to the shareholder's of Woodside at a purchase price equal to the average daily closing stock price for DH Apparel Company, Inc. common stock for the six (6) month period following the distribution;

     (c) form or acquire any Subsidiaries other than those listed on the Information Certificate;

     (d) wind up, liquidate or dissolve; or

     (e) agree to do any of the foregoing.

     9.8 Encumbrances.  Each Borrower shall not, and shall permit any Subsidiary
         -------------
to, create, incur, assume or suffer to exist any security interest, mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of its assets or properties, including the Collateral, except:

     (a) the security interests and liens of Lender;

     (b) liens securing the payment of taxes, either not yet overdue or the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to such Borrower or such Subsidiary, as the case may be and with respect to which adequate reserves have been set aside on its books;

     (c) non-consensual statutory liens (other than liens securing the payment of taxes) arising in the ordinary course of such Borrower's or such Subsidiary's business to the extent: (i) such liens secure Indebtedness which is not overdue or (ii) such liens secure Indebtedness relating to claims or liabilities which are fully insured and being defended at the sole cost and expense and at the sole risk of the insurer or being contested in good faith by appropriate proceedings diligently pursued and available to such Borrower or such Subsidiary, in each case prior to the commencement of foreclosure or other similar proceedings and with respect to which adequate reserves have been set aside on its books;

     (d) zoning restrictions, easements, licenses, covenants and other restrictions affecting the use of Real Property which do not interfere in any material respect with the use of such Real Property or ordinary conduct of the business of such Borrower or such Subsidiary as presently conducted thereon or materially impair the value of the Real Property which may be subject thereto;

     (e) purchase money security interests in Equipment (including Capital Leases) and purchase money mortgages on Real Property to secure Indebtedness permitted under Section 9.9(b) hereof;

     (f) a first and only deed to secure debt (a "Security Deed") on the Distribution and Office Facility arising after the second anniversary of this Agreement so long as each of the following conditions is satisfied in the determination of Lender: (i) Lender shall have received not less than forty-five
(45) days prior written notice of the intention of Duck Head to grant such security interest and incur such Indebtedness, (ii) the Indebtedness secured by such Real Property, arises from loans in cash or other immediately available funds provided to Duck Head, the proceeds of which are used, first, to pay, the entire outstanding amount of all principal and all accrued interest on the Term Loan, and second, to repay the outstanding principal amount of Revolving Loans which amounts may be reborrowed, (iii) such Security Deed and does not apply to any property of Duck Head other than the Distribution and Office Facility, (iv) as of the date of the incurrence of such Indebtedness and the creation of such Security Deed and after giving effect thereto, the Excess Availability shall be not less than $4,000,000, (v) such Security Deed shall be in form and substance satisfactory to Lender, (vi) Lender shall have received a Collateral Access Agreement, duly executed by such new lender, in form and substance satisfactory to Lender, and (vii) as of the date of the granting of any such Security Deed and incurrence of such Indebtedness and after giving effect thereto, no Event of Default or act, condition or event which with notice, lapse of time or both would constitute an Event of Default shall exist or have occurred; to the extent that each of the foregoing conditions has been satisfied in the determination of Lender, Lender shall, at the request of Duck Head, at Borrowers' expense, execute and deliver a release of Deed to Secure Debt and such other release of lien as requested by the new lender, provided, that, such releases shall each be in form and substance satisfactory to Lender;

     (g) setoff or credit balances of any Borrower with Credit Card Issuers, but not liens on or rights of setoff against any other property or assets of such Borrower pursuant to the Credit Card Agreements (as in effect on the date hereof) to secure the obligations of such Borrower to the Credit Card Issuers as a result of fees and chargebacks; or

     (h) the security interests and liens set forth on Schedule 8.4 hereto.

     9.9  Indebtedness.  Each  Borrower  shall  not,  and shall not  permit  any
          -------------
Subsidiary to, incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any Indebtedness, except:

     (a) the Obligations;

     (b) purchase money Indebtedness (including Capital Leases) to the extent secured by purchase money security interests in Equipment (including Capital Leases) so long as such security interests do not apply to any property of such Borrower other than the Equipment so acquired, and the Indebtedness secured thereby does not exceed the cost of the Equipment so acquired; except, that, with respect to the Warehouse Equipment, Duck Head may refinance the Warehouse Equipment which was previously financed under the GECC Warehouse Equipment Lease (the "Refinancing Indebtedness") so long as each of the following conditions is satisfied in the determination of Lender: (A) the principal amount of such Refinancing Indebtedness shall not exceed the lesser of (1) $1,550,000 or (2) the fair market value of the Warehouse Equipment (plus the amount of reasonable refinancing fees and expenses incurred in connection therewith on the date of such refinancing), (B) as of the date of any such refinancing and after giving effect thereto, the Excess Availability of Duck Head shall not be less than $8,000,000, (C) the Refinancing Indebtedness shall only be secured by the Warehouse Equipment, (D) Lender shall have received true, correct and complete copies of all agreements, documents and instruments evidencing or otherwise related to such Refinancing Indebtedness, each in form and substance satisfactory to Lender and as duly authorized, executed and delivered by the parties thereto, and (E) as of the date of incurring such Indebtedness and after giving effect thereto, no Event of Default, or act, condition or event which with notice or passage of time or both would constitute an Event of Default, shall exist or have occurred and be continuing; to the extent that each of the foregoing conditions has been satisfied in the determination of Lender, Lender shall, at the request of Duck Head, at Borrowers' expense, execute and deliver a UCC-3 Partial Release with respect to the Warehouse Equipment subject to such refinancing and such other release of lien as shall be reasonably requested by the new lender, provided, that, such releases shall each be in form and substance satisfactory to Lender;

     (c) Indebtedness of Duck Head arising after the second anniversary of the date of this Agreement to the extent secured by a Security Deed on the Distribution and Office Facility permitted under Section 9.8 (f) above;

     (d) Indebtedness of any Borrower under interest swap agreements, interest rate cap agreements, interest rate collar agreements, interest rate exchange agreements and similar contractual agreements entered into for the purpose of protecting a Person against fluctuations in interest rates; provided, that, such arrangements are with banks or other financial institutions that have combined capital and surplus and undivided profits of not less than $100,000,000 and are not for speculative purposes and such Indebtedness shall be unsecured;

     (e) the Indebtedness set forth on Schedule 9.9 hereto; provided, that, (i) Borrower may only make regularly scheduled payments of principal and interest in respect of such Indebtedness in accordance with the terms of the agreement or instrument evidencing or giving rise to such Indebtedness as in effect on the date hereof, (ii) such Borrower shall not, directly or indirectly, (A) amend, modify, alter or change the terms of such Indebtedness or any agreement, document or instrument related thereto as in effect on the date hereof except, that, such Borrower may, after prior written notice to Lender, amend, modify, alter or change the terms thereof so as to extend the maturity thereof, or defer the timing of any payments in respect thereof, or to forgive or cancel any portion of such Indebtedness (other than pursuant to payments thereof), or to reduce the interest rate or any fees in connection therewith, or (B) redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, and (iii) such Borrower shall furnish to Lender all notices or demands in connection with such Indebtedness either received by Borrower or on its behalf, promptly after the receipt thereof, or sent by Borrower or on its behalf, concurrently with the sending thereof, as the case may be.

     9.10 Loans,  Investments,  Guarantees,  Etc. Each  Borrower  shall not, and
          ---------------------------------------
shall not permit any Subsidiary to, directly or indirectly, make any loans or advance money or property to any person, or invest in (by capital contribution, dividend or otherwise) or purchase or repurchase the Capital Stock or
Indebtedness or all or a substantial part of the assets or property of any person, or guarantee, assume, endorse, or otherwise become responsible for (directly or indirectly) the Indebtedness, performance, obligations or dividends of any Person, or form or acquire any Subsidiaries, or agree to do any of the foregoing, except:

     (a) the endorsement of instruments for collection or deposit in the ordinary course of business;

     (b) investments in cash or Cash Equivalents, provided, that, (i) no Revolving Loans are then outstanding and (ii) as to any of the foregoing, unless waived in writing by Lender, each Borrower shall take such actions as are deemed necessary by Lender to perfect the security interest of Lender in such investments;

     (c) the existing equity investments of each Borrower as of the date hereof in its Subsidiaries, provided, that, Borrower shall have any obligation to make any other investment in, or loans to, or other payments in respect of, any such Subsidiaries;

     (d) guarantees by any Subsidiaries of any Borrower of the Obligations in favor of Lender;

     (e) stock or obligations issued to a Borrower by any Person (or the representative of such Person) in respect of Indebtedness of such Person owing to such Borrower in connection with the insolvency, bankruptcy, receivership or reorganization of such Person or a composition or readjustment of the debts of such Person; provided, that, the original of any such stock or instrument evidencing such obligations shall be promptly delivered to Lender, upon Lender's request, together with such stock power, assignment or endorsement by such Borrower as Lender may request;

     (f) obligations or account debtors to a Borrower arising from Accounts which are past due evidenced by a promissory note made by such account debtor payable to such Borrower; provided, that, promptly upon the receipt of the original of any such promissory note by any Borrower, such promissory note shall be endorsed to the order of Lender by such Borrower and promptly delivered to Lender as so endorsed;

     (g) the loans, advances and guarantees set forth on Schedule 9.10 hereto; provided, that, as to such loans, advances and guarantees, (i) each Borrower shall not, directly or indirectly, (A) amend, modify, alter or change the terms of such loans, advances or guarantees or any agreement, document or instrument related thereto, or (B) as to such guarantees, redeem, retire, defease, purchase or otherwise acquire the obligations arising pursuant to such guarantees, or set aside or otherwise deposit or invest any sums for such purpose, and (ii) each Borrower shall furnish to Lender all notices or demands in connection with such loans, advances or guarantees or other Indebtedness subject to such guarantees either received by such Borrower or on its behalf, promptly after the receipt thereof, or sent by such Borrower or on its behalf, concurrently with the sending thereof, as the case may be; and

     (h) unsecured loans by any Borrower to any other Borrower to the extent permitted under Section 9.12 hereof; provided, that, as to any such loan, (i) each month Borrowers shall provide to Lender a report in form and substance reasonably satisfactory to Lender of the amount of such loans made in the immediately preceding month and any repayments in connection therewith, and (ii) the Indebtedness arising pursuant to any such loan shall not be evidenced by a promissory note or other instrument, unless the single original of such note or other instrument is delivered to Lender to hold as part of the Collateral, with such endorsement and/or assignment by the payee of such note or other instrument as Lender may reasonably require.

     9.11  Dividends  and  Redemptions.  Each  Borrower  shall not,  directly or
           ----------------------------
indirectly, declare or pay any dividends on account of any shares of class of Capital Stock of such Borrower now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or redeem, retire, defease, purchase or otherwise acquire any shares of any class of Capital Stock (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration other than common stock or apply or set apart any sum, or make any other distribution (by reduction of capital or otherwise) in respect of any such shares or agree to do any of the foregoing except

     (a) any Subsidiary of a Borrower may pay dividends to such Borrower;

     (b) Duck Head may pay cash dividends or distributions from legally available funds therefor, to its shareholders from time to time in amounts such that the aggregate amount paid to shareholders does not exceed twenty-five (25%) percent of its cumulative Net Income (calculated from the date of this Agreement to date of determination), provided, that, (i) Lender shall have received ten
(10) days prior to any payment thereof, a certificate signed by Borrower's chief financial officer (A) setting forth Duck Head's cumulative Net Income with respect to which the dividend or distribution is to be made and providing full information and computations with respect thereto and (B) such dividend or distribution is not in violation of applicable law or any other agreement to which Duck Head is a party or by which it is bound, (ii) as of the date of any


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

such payment and after giving effect thereto, the Excess Availability shall be not less than $6,000,000, and (iii) as of the date of any such payment and after giving effect thereto, no Event of Default or any act, condition or event which, with notice or passage of time or both, would constitute an Event of Default, shall exist or have occurred;

     (c) Duck Head may repurchase its Capital Stock consisting of common stock, provided, that, as to (i) any such repurchase, each of the following conditions is satisfied: (A) as of the date of the payment for such repurchase and after giving effect thereto, no Event of Default or any act, condition or event which, with notice or passage of time or both, would constitute an Event of Default, shall exist or have occurred and be continuing, (B) such repurchase shall be paid with funds legally available therefor, (C)such repurchase shall not violate any law or regulation or the terms of any indenture, agreement or undertaking to which such Borrower is a party or by which such Borrower or its property is bound, (D) as of the date of any such payment for such repurchase and after giving effect thereto, the Excess Availability shall be not less than $6,000,000, and (E) the aggregate amount of all payments for such repurchases during the term of this Agreement shall not exceed $3,000,000.

     9.12 Transactions  with Affiliates.  Each Borrower shall not, and shall not
          ------------------------------
permit any Subsidiary to, directly or indirectly,

     (a) purchase, acquire or lease any property from, or sell, transfer or lease any property to, any officer, director, agent or other person affiliated with such Borrower, except in the ordinary course of and pursuant to the reasonable requirements of such Borrower's business and upon fair and reasonable terms no less favorable to such Borrower than such Borrower would obtain in a comparable arm's length transaction with an unaffiliated person; or

     (b) make any payments of management, consulting or other fees for management or similar services, or of any Indebtedness owing to any officer, employee, shareholder, director or other Affiliate of such Borrower except:

          (i) reasonable compensation to officers, employees and directors for services rendered to Borrower in the ordinary course of business;

          (ii) dividends permitted under Section 9.11 (b) above; and

          (iii) payments by any Borrower to Cargud, S.A. for (A) actual and necessary reasonable out-of-pocket administrative, operating and capital expenditures of Cargud, S.A. for the business of Borrower as presently conducted in the ordinary course of business (including lease payments, payroll, insurance, franchise taxes and similar items), provided, that, the amount of all such payments permitted under Section 9.12 (iii)(A) in respect of capital expenditures shall not exceed $100,000 in the aggregate for all Borrowers in any fiscal year of Borrowers, and (B) actual and necessary reasonable out-of-pocket legal, accounting, insurance (including premiums for such insurance), marketing, payroll and similar types of services paid for by Cargud, S.A. in the ordinary course of its business as conducted as of the date hereof or as the same may be directly attributable to such Borrower; provided, that, (1) such expenses are in the ordinary


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

     course of and pursuant to the reasonable requirements of such Borrower's business as conducted on the date hereof, and (2) to the extent such expenses are payable to Cargud, S.A., such expenses shall be payable upon terms no less favorable to such Borrower, than such Borrower, could obtain in a comparable arm's length transaction with a person who is not an Affiliate.

     9.13  Additional  Bank  Accounts.  Each  Borrower  shall not,  directly  or
           ---------------------------
indirectly, open, establish or maintain any deposit account, investment account or any other account with any bank or other financial institution, other than the Blocked Accounts and the accounts set forth in Schedule 8.10 hereto, except:
(a) as to any new or additional Blocked Accounts and other such new or additional accounts which contain any Collateral or proceeds thereof, with the prior written consent of Lender and subject to such conditions thereto as Lender may establish and (b) as to any accounts used by any Borrower to make payments of payroll, taxes or other obligations to third parties, after prior written notice to Lender.

     9.14 Compliance with ERISA. Each Borrower shall and shall cause each of its
          ----------------------
ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal and State law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; (c) not terminate any of such Plans so as to incur any liability to the Pension Benefit Guaranty Corporation; (d) not allow or suffer to exist any prohibited transaction involving any of such Plans or any trust created thereunder which would subject any Borrower or such ERISA Affiliate to a tax or penalty or other liability on prohibited transactions imposed under Section 4975 of the Code or ERISA; (e) make all required contributions to any Plan which it is obligated to pay under Section 302 of ERISA, Section 412 of the Code or the terms of such Plan; (f) not allow or suffer to exist any accumulated funding deficiency, whether or not waived, with respect to any such Plan; or (g) allow or suffer to exist any occurrence of a reportable event or any other event or condition which presents a material risk of termination by the Pension Benefit Guaranty Corporation of any such Plan that is a single employer plan, which termination could result in any liability to the Pension Benefit Guaranty Corporation.

     9.15 End of Fiscal  Years:  Fiscal  Quarters.    Each Borrower  shall,  for
          ----------------------------------------
financial reporting purposes, cause its, and each of its Subsidiaries'(a) fiscal years to end the Saturday closest to June 30 of each year and (b) fiscal quarters to end on the last day of the thirteenth (13th) week following the end of the immediately preceding fiscal quarter, provided, that, the end of the fourth fiscal quarter shall be on the last day of the fourteenth (14th) week following the end of the third fiscal quarter whenever necessary to have the fourth fiscal quarter end on the Saturday closest to June 30.

     9.16 Change in  Business.  Each  Borrower  shall not engage in any business
          --------------------
other than the business of such Borrower on the date hereof and any business reasonably related, ancillary or complimentary to the business in which such Borrower is engaged on the date hereof.

     9.17 Limitation of  Restrictions  Affecting  Subsidiaries.    Each Borrower
          -----------------------------------------------------
shall not, directly, or indirectly, create or otherwise cause or suffer to exist any encumbrance or restriction which prohibits or limits the ability of any Subsidiary of such Borrower to (a) pay dividends or


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

make other distributions or pay any Indebtedness owed to any Borrower or any Subsidiary of any Borrower; (b) make loans or advances to any Borrower or any Subsidiary of any Borrower, (c) transfer any of its properties or assets to any Borrower or any Subsidiary of any Borrower; or (d) create, incur, assume or suffer to exist any lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than encumbrances and restrictions arising under (i) applicable law, (ii) this Agreement, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of any Borrower or any of its Subsidiaries, (iv) customary restrictions on dispositions of real property interests found in reciprocal easement agreements of each Borrower or its Subsidiary, (v) any agreement relating to permitted Indebtedness incurred by a Subsidiary of any Borrower prior to the date on which such Subsidiary was acquired by any Borrower and outstanding on such acquisition date, and (vi) the extension or continuation of contractual obligations in existence on the date hereof; provided, that, any such encumbrances or restrictions contained in such extension or continuation are no less favorable to Lender than those encumbrances and restrictions under or pursuant to the contractual obligations so extended or continued.

     9.18 After Acquired Real Property.  If any Borrower  hereafter acquires any
          -----------------------------
Real Property, fixtures or any other property that is of the kind or nature described in the Mortgage and such Real Property, fixtures or other property at any one location has a fair market value in an amount equal to or greater than $500,000 (or if an Event of Default, or act, condition or event which with notice or passage of time or both would constitute an Event of Default exists, then regardless of the fair market value of such assets), without limiting any other rights of Lender, or duties or obligations of any Borrower, upon Lender's request, such Borrower shall execute and deliver to Lender a mortgage, deed of trust or deed to secure debt, as Lender may determine, in form and substance substantially similar to the Mortgages and as to any provisions relating to specific state laws satisfactory to Lender and in form appropriate for recording in the real estate records of the jurisdiction in which such Real Property or other property is located granting to Lender a first and only lien and mortgage on and security interest in such Real Property, fixtures or other property (except as such Borrower would otherwise be permitted to incur hereunder or under the Mortgages or as otherwise consented to in writing by Lender) and such other agreements, documents and instruments as Lender may require in connection therewith.

     9.19 Costs and Expenses. Borrowers shall pay to Lender on demand all costs,
          -------------------
expenses, filing fees and taxes paid or payable in connection with the preparation, negotiation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of the Obligations, Lender's rights in the Collateral, this Agreement, the other Financing Agreements and all other documents related hereto or thereto, including any amendments, supplements or consents which may hereafter be contemplated (whether or not executed) or entered into in respect hereof and thereof, including: (a) all costs and expenses of filing or recording (including Uniform Commercial Code financing statement filing taxes and fees, documentary taxes, intangibles taxes and mortgage recording taxes and fees, if applicable); (b) costs and expenses and fees for insurance premiums, environmental audits, surveys, assessments, engineering reports and inspections, appraisal fees and search fees, costs and expenses of remitting loan proceeds, collecting checks and other items of payment, and establishing and maintaining the Blocked Accounts, together with Lender's customary charges and fees with respect thereto; (c) charges,


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

fees or expenses charged by any bank or issuer in connection with the Letter of Credit Accommodations; (d) costs and expenses of preserving and protecting the Collateral; (e) costs and expenses paid or incurred in connection with obtaining payment of the Obligations, enforcing the security interests and liens of Lender, selling or otherwise realizing upon the Collateral, and otherwise enforcing the provisions of this Agreement and the other Financing Agreements or defending any claims made or threatened against Lender arising out of the transactions contemplated hereby and thereby (including preparations for and consultations concerning any such matters); (f) all out-of-pocket expenses and costs heretofore and from time to time hereafter incurred by Lender during the course of periodic field examinations of the Collateral and Borrowers' operations, plus a per diem charge at the rate of $650 per person per day for Lender's examiners in the field and office; and (g) the fees and disbursements of counsel (including legal assistants) to Lender in connection with any of the foregoing.

     9.20 Further Assurances. At the request of Lender at any time and from time
          -------------------
to time, Borrowers shall, at their expense, duly execute and deliver, or cause to be duly executed and delivered, such further agreements, documents and instruments, and do or cause to be done such further acts as may be necessary or proper to evidence, perfect, maintain and enforce the security interests and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of this Agreement or any of the other Financing Agreements. Lender may at any time and from time to time request a certificate from an officer of any Borrower representing that all conditions precedent to the making of Loans and providing Letter of Credit Accommodations contained herein are satisfied. In the event of such request by Lender, Lender may, at its option, cease to make any further Loans or provide any further Letter of Credit Accommodations until Lender has received such certificate and, in addition, Lender has determined that such conditions are satisfied. Where permitted by law, each Borrower hereby authorizes Lender to execute and file one or more UCC financing statements signed only by Lender.

     9.21 Credit Card  Agreements.  Each Borrower  shall (a) observe and perform
          ------------------------
all material terms, covenants, conditions and provisions of the Credit Card Agreements to be observed and performed by it at the times set forth therein;
(b) not do, permit, suffer or refrain from doing anything, as a result of which there could be a default under or breach of any of the terms of any of the Credit Card Agreements and (c) at all times maintain in full force and effect the Credit Card Agreements and not terminate, cancel, surrender, modify, amend, waive or release any of the Credit Card Agreements, or consent to or permit to occur any of the foregoing; except, that, (i) any such Borrower may terminate or cancel any of the Credit Card Agreements in the ordinary course of the business of such Borrower; provided, that, such Borrower shall give Lender not less than fifteen (15) days prior written notice of its intention to so terminate or cancel any of the Credit Card Agreements; (d) not enter into any new Credit Card Agreements with any new Credit Card Issuer unless (i) Lender shall have received not less than thirty (30) days prior written notice of the intention of such Borrower to enter into such agreement (together with such other information with respect thereto as Lender may request) and (ii) such Borrower delivers, or causes to be delivered to Lender, a Credit Card Acknowledgment in favor of Lender; (e) give Lender immediate written notice of any Credit Card Agreement entered into by such Borrower after the date hereof, together with a true, correct and complete copy thereof and such other information with respect thereto as Lender may request; and (f) furnish to Lender, promptly upon


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

the request of Lender, such information and evidence as Lender may require from time to time concerning the observance, performance and compliance by such Borrower or the other party or parties thereto with the terms, covenants or provisions of the Credit Card Agreements.

     9.22 Year 2000 Compliance. Each Borrower shall take all action which may be
          ---------------------
required so that its computer-based information systems, including, without limitation, all of its proprietary computer hardware and software (and whether supplied by others or with which Borrower's systems interface) are able to operate effectively and correctly process data using dates on or after January 1, 2000. Compliance with the foregoing shall mean that the systems will operate and correctly process data without human intervention such that (a) there is correct century recognition, (b) calculations properly accommodate same century and multi-century formulas and date values, and (c) all leap years shall be calculated correctly. Upon Lender's request, Borrowers shall certify to Lender in writing that its information systems have been modified, updated and programmed as required by this Section. On and after January 1, 2000, the computer-based information systems of each Borrower shall be, and with ordinary course upgrading and maintenance, will continue to be sufficient to permit Borrower to conduct its business without any adverse effect as a result of the year 2000.

SECTION 10. EVENTS OF DEFAULT AND REMEDIES
            ------------------------------

     10.1 Events of Default.  The  occurrence or existence of any one or more of
          ------------------
the following events are referred to herein individually as an "Event of Default", and collectively as "Events of Default":

     (a) (i) any Borrower fails to pay any of the Obligations within three (3) Business Days after the same becomes due and payable or (ii) any Borrower or any Obligor fails to perform any of the covenants contained in Sections 9.3, 9.4, 9.6, 9.13, 9.14, 9.16, or 9.22 or of this Agreement and such failure shall continue for ten (10) days; provided, that, such ten (10) day period shall not apply in the case of: (A) any failure to observe any such covenant which is not capable of being cured at all or within such ten (10) day period or which has been the subject of a prior failure within a six (6) month period or (B) an intentional breach of any Borrower or any Obligor of any such covenant or (iii) any Borrower fails to perform any of the terms, covenants, conditions or provisions contained in this Agreement or any of the other Financing Agreements other than those described in Sections 10.1(a)(i) and 10.1(a)(ii) above;

     (b) any representation, warranty or statement of fact made by any Borrower to Lender in this Agreement, the other Financing Agreements or any other agreement, schedule, confirmatory assignment or otherwise shall when made or deemed made be false or misleading in any material respect;

     (c) any Obligor revokes, terminates or fails to perform any of the terms, covenants, conditions or provisions of any guarantee, endorsement or other agreement of such party in favor of Lender;

     (d) any judgment for the payment of money is rendered against any Borrower or any Obligor in excess of $500,000 in any one case or in excess of $2,000,000 in the aggregate and shall remain undischarged or unvacated for a period in excess of thirty (30) days or execution shall at any time not be effectively stayed, or any judgment other than for the payment of money, or injunction, attachment, garnishment or execution is rendered against any Borrower or any Obligor or any of their assets having a value in excess of $500,000 in the aggregate;

     (e) any Obligor (being a natural person or a general partner of an Obligor which is a partnership) dies or any Borrower or any Obligor, which is a partnership, limited liability company, limited liability partnership or a corporation, dissolves or suspends or discontinues doing business;

     (f) Any Borrower or any Obligor becomes insolvent (however defined or evidenced), makes an assignment for the benefit of creditors, makes or sends notice of a bulk transfer or calls a meeting of its creditors or principal creditors;

     (g) a case or proceeding under the bankruptcy laws of the United States of America now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity) is filed against any Borrower or any Obligor or all or any part of its properties and such petition or application is not dismissed within forty-five (45) days after the date of its filing or any Borrower or any Obligor shall file any answer admitting or not contesting such petition or application or indicates its consent to, acquiescence in or approval of, any such action or proceeding or the relief requested is granted sooner;

     (h) a case or proceeding under the bankruptcy laws of the United States of America now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at a law or equity) is filed by any Borrower or any Obligor or for all or any part of its property; or

     (i) any default by any Borrower or any Obligor under any agreement, document or instrument relating to any Indebtedness for borrowed money owing to any person other than Lender, or any capitalized lease obligations, contingent Indebtedness in connection with any guarantee, letter of credit, indemnity or similar type of instrument in favor of any person other than Lender, in any case in an amount in excess of $500,000, which default continues for more than the applicable cure period, if any, with respect thereto, or any material default under any of the Distribution Agreements by any Borrower, Woodside, Delta Apparel, Inc. or any other party thereto or under any other material contract, lease, license or other obligation to any person other than Lender, which default continues for more than the applicable cure period, if any, with respect thereto or any Credit Card Issuer or Credit Card Processor withholds payment of amounts otherwise payable to any Borrower to fund a reserve account or otherwise hold as collateral, or shall require any Borrower to pay funds into a reserve account or for such Credit Card Issuer or Credit Card Processor to otherwise hold as collateral, or any Borrower shall provide a letter of credit, guarantee, indemnity or similar instrument to or in favor of such Credit Card Issuer or

Credit Card Processor such that in the aggregate all of such funds in the reserve account, other amounts held as collateral and the amount of such letters of credit, guarantees, indemnities or similar instruments shall exceed $500,000 or any Credit Card Issuer or Credit Card Processor shall debit or deduct any amounts from any deposit account of any Borrower;

     (j) any Credit Card Issuer or Credit Card Processor shall send notice to any Borrower that it is ceasing to make or suspending payments to such Borrower of amounts due or to become due to Borrower or shall cease or suspend such payments, or shall send notice to any Borrower that it is terminating its arrangements with such Borrower or such arrangements shall terminate as a result of any event of default under such arrangements, which continues for more than the applicable cure period, if any, with respect thereto, unless such Borrower shall have entered into arrangements with another Credit Card Issuer or Credit Card Processor, as the case may be, within thirty (30) days after the date of any such notice;

     (k) an ERISA Event shall occur which results in or could reasonably be expected to result in liability of any Borrower in an aggregate amount in excess of $500,000;

     (l) any Change of Control;

     (m) the indictment by any Governmental Authority, or as Lender may reasonably and in good faith determine, the threatened indictment by any Governmental Authority of any Borrower of which such Borrower or Lender receives notice, in either case, as to which there is a reasonable possibility of an adverse determination, in the good faith determination of Lender, under any criminal statute, or commencement or threatened commencement of criminal or civil proceedings against any Borrower, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture of (i) any of the Collateral with an aggregate value of $500,000 or (ii) any other property of such Borrower which is necessary or material to the conduct of its business;

     (n) there shall be a material adverse change in the business, assets or prospects of any Borrower or any Obligor after the date hereof; or

     (o) there shall be an event of default under any of the other Financing Agreements.

     10.2 Remedies.
          ---------

     (a) At any  time  an  Event  of  Default  exists  or  has  occurred  and is continuing, Lender shall have all rights and remedies provided in this Agreement, the other Financing Agreements, the Uniform Commercial Code and other applicable law, all of which rights and remedies may be exercised without notice to or consent by any Borrower or any Obligor, except as such notice or consent is expressly provided for hereunder or required by applicable law. All rights, remedies and powers granted to Lender hereunder, under any of the other Financing Agreements, the Uniform Commercial Code or other applicable law, are cumulative, not exclusive and enforceable, in Lender's discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by any Borrower of this Agreement or any of the other Financing Agreements. Lender may, at any time or times, proceed directly against any Borrower or any Obligor to collect the principal balance of the Obligations and all interest accrued thereon without prior recourse to the Collateral.

     (b) Without limiting the foregoing, at any time an Event of Default exists or has occurred and is continuing, Lender may, in its discretion and without limitation, (i) accelerate the payment of the principal balance of the Obligations and all interest accrued thereon and demand immediate payment thereof to Lender (provided, that, upon the occurrence of any Event of Default described in Sections 10.1(g) and 10.1(h), the principal balance of the Obligations and all interest accrued thereon shall automatically become immediately due and payable), (ii) with or without judicial process or the aid or assistance of others, enter upon any premises on or in which any of the Collateral may be located and take possession of the Collateral or complete processing, manufacturing and repair of all or any portion of the Collateral,
(iii) require any Borrower, at Borrowers' expense, to assemble and make available to Lender any part or all of the Collateral at any place and time designated by Lender, (iv) collect, foreclose, receive, appropriate, setoff and realize upon any and all Collateral, (v) remove any or all of the Collateral from any premises on or in which the same may be located for the purpose of effecting the sale, foreclosure or other disposition thereof or for any other purpose, (vi) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including, without limitation, entering into contracts with respect thereto, public or private sales at any exchange, broker's board, at any office of Lender or elsewhere) at such prices or terms as Lender may deem reasonable, for cash, upon credit or for future delivery, with the Lender having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of any Borrower, which right or equity of redemption is hereby expressly waived and released by each Borrower and/or (vii) terminate this Agreement. If any of the Collateral is sold or leased by Lender upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefor is finally collected by Lender. If notice of disposition of Collateral is required by law, five (5) days prior notice by Lender to Borrowers designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and each Borrower waives any other notice. In the event Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgment remedy, each Borrower waives the posting of any bond which might otherwise be required.

     (c) For the purpose of enabling Lender to exercise the rights and remedies hereunder, each Borrower hereby grants to Lender, to the extent assignable, an irrevocable, non- exclusive license (exercisable without payment of royalty or other compensation to any Borrower) to use, assign, license or sublicense any of the trademarks, service-marks, trade names, business names, trade styles, designs, logos and other source of business identifiers and other Intellectual Property and general intangibles now owned or hereafter acquired by such Borrower, wherever the same maybe located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

     (d) Lender may apply the cash proceeds of Collateral actually received by Lender from any sale, lease, foreclosure or other disposition of the Collateral to payment of the Obligations, in whole or in part and in such order as Lender may elect, whether or not then due. Each Borrower shall remain liable to Lender for the payment of any deficiency with interest at the highest rate provided for herein and all costs and expenses of collection or enforcement, including attorneys' fees and legal expenses.

     (e) Without limiting the foregoing, upon the occurrence of an Event of Default or an event which with notice or passage of time or both would constitute an Event of Default, Lender may, at its option, without notice, (i) cease making Loans or arranging for Letter of Credit Accommodations or reduce the lending formulas or amounts of Revolving Loans and Letter of Credit Accommodations available to Borrowers and/or (ii) terminate any provision of this Agreement providing for any future Loans or Letter of Credit Accommodations to be made by Lender to Borrowers.


SECTION 11. JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS; GOVERNING LAW
            ------------------------------------------------------------

     11.1 Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.
          ----------------------------------------------------------------------

     (a) The validity, interpretation and enforcement of this Agreement and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Georgia (without giving effect to principles of conflicts of law).

     (b) Each Borrower and Lender irrevocably consent and submit to the non-exclusive jurisdiction of the Superior Court of Fulton County, Georgia and the United States District Court for the Northern District of Georgia and waive any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agree that any dispute with respect to any such matters shall be heard only in the courts described above (except that Lender shall have the right to bring any action or proceeding against any Borrower or its property in the courts of any other jurisdiction which Lender deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against any Borrower or its property).

     (c) Each Borrower hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth on the signature pages hereof and service so made shall be deemed to be completed five
(5) days after the same shall have been so deposited in the U.S. mails, or, at Lender's option, by service upon Borrower in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, each Borrower shall appear in answer to such process, failing which such Borrower shall be deemed in default and judgment may be entered by Lender against such Borrower for the amount of the claim and other relief requested.

     (d) EACH BORROWER AND LENDER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH BORROWER AND LENDER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT BORROWER OR LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     (e) Lender shall not have any liability to Borrowers (whether in tort, contract, equity or otherwise) for losses suffered by any Borrower in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non- appealable judgment or court order binding on Lender, that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Lender shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Agreement.

     11.2 Waiver of Notices.  Each  Borrower  hereby  expressly  waives  demand,
          ------------------
presentment, protest and notice of protest and notice of dishonor with respect to any and all instruments and commercial paper, included in or evidencing any of the Obligations or the Collateral, and any and all other demands and notices of any kind or nature whatsoever with respect to the Obligations, the Collateral and this Agreement, except such as are expressly provided for herein. No notice to or demand on any Borrower which Lender may elect to give shall entitle such Borrower to any other or further notice or demand in the same, similar or other circumstances. Without limiting the generality of the foregoing, each Borrower waives (i) notice prior to Lender's taking possession or control of any of the Collateral or any bond or security which might be required by any court prior to allowing Lender to exercise any of Lender's remedies, including the issuance of an immediate writ of possession and (ii) the benefit of all valuation, appraisement and exemption laws.

     11.3  Amendments  and Waivers.  Neither this  Agreement  nor any  provision
           ------------------------
hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Lender, and as to amendments, as also signed by an authorized officer of each Borrower. Lender shall not, by any act, delay, omission or otherwise



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

be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Lender. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

     11.4 Waiver of Counterclaims.  Each Borrower waives all rights to interpose
          ------------------------
any claims, deductions, setoffs or counterclaims of any nature (other then compulsory counterclaims) in any action or proceeding with respect to this Agreement, the Obligations, the Collateral or any matter arising therefrom or relating hereto or thereto.

     11.5  Indemnification.  Each Borrower shall indemnify and hold Lender,  and
           ----------------
its directors, agents, employees and counsel, harmless from and against any and all losses, claims, damages, liabilities, costs or expenses imposed on, incurred by or asserted against any of them in connection with any litigation, investigation, claim or proceeding commenced or threatened related to the negotiation, preparation, execution, delivery, enforcement, performance or administration of this Agreement, any other Financing Agreements, or any undertaking or proceeding related to any of the transactions contemplated hereby or any act, omission, event or transaction related or attendant thereto, including amounts paid in settlement, court costs, and the fees and expenses of counsel, except for such losses, claims, damages, liabilities, costs or expenses resulting from the gross negligence or wilful misconduct of Lender, its directors, agents, employees or counsel as determined pursuant to a final, non-appealable order of a court of competent jurisdiction. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section may be unenforceable because it violates any law or public policy, each Borrower shall pay the maximum portion which it is permitted to pay under applicable law to Lender in satisfaction of indemnified matters under this Section. The foregoing indemnity shall survive the payment of the Obligations and the termination or non-renewal of this Agreement.

SECTION 12. TERM OF AGREEMENT; MISCELLANEOUS
            --------------------------------

     12.1 Term.
          ----

     (a) This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on the date three (3) years from the date hereof (the "Renewal Date"), and from year to year thereafter, unless sooner terminated pursuant to the terms hereof. Lender or Borrowers may terminate this Agreement and the other Financing Agreements effective on the Renewal Date or on the anniversary of the Renewal Date in any year by giving to the other party at least sixty (60) days prior written notice; provided, that, this Agreement and all other Financing Agreements must be terminated simultaneously. Upon the effective date of termination or non-renewal of the Financing Agreements, Borrowers shall pay to Lender, in full, all outstanding and unpaid Obligations and shall furnish cash collateral to Lender in such amounts as Lender determines are reasonably necessary to secure Lender from loss, cost, damage or expense, including attorneys'



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

fees and legal expenses, in connection with any contingent Obligations, including issued and outstanding Letter of Credit Accommodations and checks or other payments provisionally credited to the Obligations and/or as to which Lender has not yet received final and indefeasible payment. Such payments in respect of the Obligations and cash collateral shall be remitted by wire transfer in Federal funds to such bank account of Lender, as Lender may, in its discretion, designate in writing to Borrowers for such purpose. Interest shall be due until and including the next Business Day, if the amounts so paid by Borrower to the bank account designated by Lender are received in such bank account later than 12:00 noon, Atlanta, Georgia time.

     (b) No termination of this Agreement or the other Financing Agreements shall relieve or discharge Borrowers of their respective duties, obligations and covenants under this Agreement or the other Financing Agreements until all Obligations have been fully and finally discharged and paid, and Lender's continuing security interest in the Collateral and the rights and remedies of Lender hereunder, under the other Financing Agreements and applicable law, shall remain in effect until all such Obligations have been fully and finally discharged and paid.

     (c) If for any reason this Agreement is terminated prior to the end of the then current term or renewal term of this Agreement, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits as a result thereof, Borrowers agree to pay to Lender, upon the effective date of such termination, an early termination fee in the amount equal to one (1%) percent of the Maximum Credit. For purposes of calculating the foregoing early termination fee, the term "Maximum Credit" shall be deemed to be, on such date of determination, the sum of (i) the Revolving Loan Limit and
(ii) the original principal amount of the Term Loan but only in the event that such Term Loan has not been paid out in accordance with the provisions of
Section 9.9 (c) hereof. Such early termination fee shall be presumed to be the amount of damages sustained by Lender as a result of such early termination and each Borrower agrees that it is reasonable under the circumstances currently existing. In addition, Lender shall be entitled to such early termination fee upon the occurrence of any Event of Default described in Sections 10.1(g) and 10.1(h) hereof, even if Lender does not exercise its right to terminate this Agreement, but elects, at its option, to provide financing to Borrowers or permit the use of cash collateral under the United States Bankruptcy Code. The early termination fee provided for in this Section 12.1 shall be deemed included in the Obligations.

     (d) Notwithstanding anything to the contrary contained in Section 12.1(c) above, in the event of the termination of this Agreement at the request of Borrower prior to the end of the term of this Agreement and the full and final repayment of all Obligations and the receipt by Lender of cash collateral all as provided in Section 12.1(a) above, Borrower shall not be required to pay to Lender an early termination fee if such payments are made to Lender with the initial proceeds of a financing transaction provided or underwritten by First Union National Bank to Borrower.

     12.2 Interpretative Provisions.
          --------------------------




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

     (a) All terms used herein which are defined in Article 1 or Article 9 of the Uniform Commercial Code shall have the meanings given therein unless otherwise defined in this Agreement.

     (b) All references to the plural herein shall also mean the singular and to the singular shall also mean the plural unless the context otherwise requires.

     (c) All references to Borrower and Lender pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns.

     (d) The words "hereof", "herein", "hereunder", "this Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

     (e) The word "including" when used in this Agreement shall mean "including, without limitation".

     (f) An Event of Default shall exist or continue or be continuing until such Event of Default is waived in accordance with Section 11.3 or is cured in a manner satisfactory to Lender, if such Event of Default is capable of being cured as determined by Lender.

     (g) Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations hereunder shall be computed unless otherwise specifically provided herein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of the financial statements of Borrower most recently received by Lender prior to the date hereof.

     (h) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including", the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including".

     (i) Unless otherwise expressly provided herein, (i) references herein to any agreement, document or instrument shall be deemed to include all subsequent amendments, modifications, supplements, extensions, renewals, restatements or replacements with respect thereto, but only to the extent the same are not prohibited by the terms hereof or of any other Financing Agreement, and
(ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, recodifying, supplementing or interpreting the statute or regulation.

     (j) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

     (k) This Agreement and other Financing Agreements may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

     (l) This Agreement and the other Financing Agreements are the result of negotiations among and have been reviewed by counsel to Lender and the other parties, and are the products of all parties. Accordingly, this Agreement and the other Financing Agreements shall not be construed against Lender merely because of Lender's involvement in their preparation.

     12.3  Notices.  All  notices,  requests and demands  hereunder  shall be in
           --------
writing and (a) made to Lender at its address set forth below and to each Borrower at its chief executive office set forth below, or to such other address as either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next Business Day, one (1) Business Day after sending; and if by certified mail, return receipt requested, five (5) days after mailing.

     12.4 Partial  Invalidity.  If any provision of this Agreement is held to be
          --------------------
invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

     12.5  Successors.  This Agreement,  the other Financing  Agreements and any
           -----------
other document referred to herein or therein shall be binding upon and inure to the benefit of and be enforceable by Lender, Borrowers and their respective successors and assigns, except that no Borrower may assign its rights under this Agreement, the other Financing Agreements and any other document referred to herein or therein without the prior written consent of Lender. Lender may, after notice to Borrowers, assign its rights and delegate its obligations under this Agreement and the other Financing Agreements and further may assign, or sell participations in, all or any part of the Loans, the Letter of Credit Accommodations or any other interest herein to another financial institution or other person, in which event, the assignee or participant shall have, to the extent of such assignment or participation, the same rights and benefits as it would have if it were the Lender hereunder, except as otherwise provided by the terms of such assignment or participation.

     12.6 Entire Agreement. This Agreement, the other Financing Agreements,  any
          -----------------
supplements hereto or thereto, and any instruments or documents delivered or to be delivered in connection herewith or therewith represents the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. In the event of any inconsistency between the terms of this Agreement and any schedule or exhibit hereto, the terms of this Agreement shall govern.

     IN WITNESS WHEREOF, Lender and Borrowers have caused these presents to be duly executed as of the day and year first above written.






LENDER                                          BORROWER

CONGRESS FINANCIAL CORPORATION                  DH APPAREL COMPANY, INC.
(SOUTHERN)
By:  Daniel Cott                                By: K. Scott Grassmyer
     -------------------------                      ------------------------
Title:  Executive Vice President                Title: Sr. Vice President & CFO

Address:                                        Chief Executive Office:

200 Galleria Parkway                            1020-A Barrow Industrial Parkway
Suite 1500                                      Winder, Georgia  30680
Atlanta, Georgia 30339
                                                DELTA MERCHANDISING, INC.

                                                By:  K. Scott Grassmyer
                                                    ---------------------------
                                                Title: Sr. Vice President & CFO

                                                Chief Executive Office:

                                                1020-A Barrow Industrial Parkway
                                                Winder, Georgia 30680